UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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News Corporation

(Name of Registrant as Specified In Its Charter)

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NEWS CORPORATION

1211 Avenue of the Americas

New York, New York, 10036

(212) 852-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 20, 2006

Dear Stockholder:

The Annual Meeting of Stockholders (the “Annual Meeting”) of News Corporation (the “Company”) will be held on October 20, 2006 at 10:00 a.m. (Eastern Standard Time) at the Asia Society and Museum, 725 Park Avenue, New York, New York 10021.

At the Annual Meeting, stockholders will be asked to:

•	elect Messrs. José María Aznar, Lachlan K. Murdoch, Thomas J. Perkins, Arthur M. Siskind and John L. Thornton each to a three-year term;

•	ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007;

•	consider and vote upon a proposal to approve the Company’s Amended and Restated Rights Plan;

•	consider a stockholder proposal regarding the annual election of Directors; and

•	consider any other business properly brought before the Annual Meeting and any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record of the Company’s Class B Common Stock at the close of business on September 5, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Holders of Class A Common Stock are not entitled to vote on the matters to be presented at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company’s Class B Common Stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions. You may vote your shares of Class B Common Stock in person even if you previously returned a proxy card. Please note, however, that if your shares of Class B Common Stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record, you must also present a properly executed proxy card and your ownership of the Company’s common stock will be verified against the list of stockholders of record as of September 5, 2006 prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of Common Stock in “street name,” i.e., your shares of Common Stock are held in a brokerage account or by a bank or other nominee, you must also provide proof of beneficial ownership as of September 5, 2006, such as your most recent account statement prior to September 5, 2006, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

Prior to entering the Annual Meeting, all bags will be subject to search and all persons may be subject to a metal detector and/or hand wand search. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. The security procedures may require additional time, so please plan accordingly. If you do not provide government-issued photo identification or do not comply with the other registration and security procedures described above, you will not be admitted to the Annual Meeting.

The Annual Meeting will be audiocast live on the Internet at www.newscorp.com.

If you would like to register to receive materials relating to the annual meeting of stockholders electronically next year instead of by mail, please go to www.icsdelivery.com/newscorp and follow the instructions to enroll. We highly recommend that you consider electronic delivery of these documents as it helps lower the Company’s costs and reduce the amount of paper mailed to your home.

Laura A. O’Leary
Corporate Secretary
New York, New York
September 7, 2006

YOUR VOTE IS IMPORTANT

REGARDLESS OF HOW MANY SHARES OF CLASS B COMMON STOCK YOU OWN AS OF THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

NEWS CORPORATION

1211 Avenue of the Americas

New York, New York, 10036

PROXY STATEMENT

Annual Meeting of Stockholders—October 20, 2006

GENERAL

Persons Making the Solicitation

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of News Corporation (the “Company”) of proxies for use at an Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 20, 2006 at 10:00 a.m. (Eastern Standard Time) at the Asia Society and Museum, 725 Park Avenue, New York, New York 10021 and at any adjournment thereof. This proxy statement is first being mailed to stockholders on or about September 12, 2006. You are requested to sign, date and return the enclosed proxy card in order to ensure that your shares are represented at the Annual Meeting.

On November 12, 2004, the Company completed a reincorporation whereby News Corporation became the parent company of News Holdings Limited (formerly known as The News Corporation Limited), a South Australian corporation (“TNCL”), and its subsidiaries. All references in this proxy statement to “the Company” means TNCL and its subsidiaries prior to November 12, 2004, and News Corporation and its subsidiaries from November 12, 2004 forward.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or special letter without any additional compensation. The Company has retained the services of Innisfree M&A Incorporated to aid in the solicitation process for a fee of approximately $35,000, plus reimbursement for certain out-of-pocket expenses. Also, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

Outstanding Shares

The Company has two classes of common stock, Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). Holders of Class B Common Stock are entitled to one vote per share on all matters to be presented at the Annual Meeting. Holders of Class A Common Stock are not entitled to vote on the matters to be presented at the Annual Meeting. All references to “you,” “your,” “yours” or other words of similar import in this proxy statement refers to holders of Class B Common Stock.

The Company’s shares are also traded on the Australian Stock Exchange (“ASX”) in the form of CHESS Depositary Instruments (“CDIs”). CDIs are exchangeable, at the option of the holder, into shares of either Class A Common Stock or Class B Common Stock, whichever is applicable, at the rate of one CDI per share of such Common Stock.

Record Date

Only holders of record of shares of Class B Common Stock at the close of business on September 5, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 986,520,593 shares of Class B Common Stock outstanding. Each share of Class B Common Stock is entitled to one vote per share on all matters to be presented at the Annual Meeting. A list of the stockholders of record as of the Record Date will be available at the Annual Meeting and during the ten (10) days prior to the Annual Meeting at the Company’s principal executive offices.

If your shares of Class B Common Stock are registered directly in your name with our transfer agent, Computershare Investor Services LLC, you are a stockholder of record, and these proxy materials are being sent directly to you from the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If your shares of Class B Common Stock are held in “street name,” meaning your shares of Class B Common Stock are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of these shares and these proxy materials are being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record with respect to such shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and you will receive instructions from your broker, bank or other nominee describing how to vote your shares of Class B Common Stock. However, since you are not the stockholder of record, you may not vote these shares of Class B Common Stock in person at the Annual Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote such shares.

Holders of CDIs exchangeable for Class B Common Stock (“Class B CDIs”) have a right to direct CHESS Depositary Nominees Pty Ltd. (“CHESS”), the legal holder of the CDIs, on how it should vote with respect to the proposals described in this proxy statement. Holders of Class B CDIs must provide their duly executed directions, via an enclosed voting instructions card, to CHESS by 5:00 p.m. (Australian Eastern Standard Time) on October 17, 2006.

Voting and Revocation

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. Properly executed proxies that do not contain voting instructions will be voted “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposal 4.

If you are a holder of record, telephone and Internet voting is also available 24 hours a day through 1:00 a.m (Central Standard Time) on October 20, 2006. If you are located in the United States or Canada, you can vote your shares by calling toll-free 1-800-652-VOTE (8683). You can also vote your shares by Internet at www.computershare.com/expressvote. Both the telephone and Internet voting systems have easy to follow instructions on how you may vote your shares and allow you to confirm that the system has properly recorded your vote. If you vote by telephone or Internet, you do not need to return your proxy card to the Company.

If your shares of Class B Common Stock are held in “street name,” please check your proxy card or contact your broker, bank or nominee to determine whether you will be able to vote by telephone or electronically. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers Internet and telephone voting options.

A proxy may be revoked by a stockholder at any time prior to the voting at the Annual Meeting by giving notice of revocation in writing to the Corporate Secretary, by duly executing and delivering to the Corporate Secretary a proxy bearing a later date or by voting in person at the Annual Meeting. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Attending the Annual Meeting in Person

Only holders of record of Common Stock or their duly appointed proxies may attend the Annual Meeting, however, only holders of Class B Common Stock are entitled to vote at the Annual Meeting. As discussed above, if your shares of Class B Common Stock are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to such shares of Class B Common Stock and you have the right to attend the Annual Meeting and vote in person, subject to compliance with the procedures described below. If your shares of Class B Common Stock are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of such shares. As such, in order to attend the Annual Meeting or vote in person, you must obtain and present at the time of admission a properly executed proxy from the stockholder of record giving you the right to vote the shares of Class B Common Stock.

If you are planning to attend the Annual Meeting in person, you will be asked to register prior to entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record your ownership of Common Stock will be verified against the list of stockholders of record as of the Record Date prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of Common Stock in “street name,” i.e., your shares of Common Stock are held in a brokerage account or by a bank or other nominee, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

Prior to entering the Annual Meeting, all bags will be subject to search and all persons may be subject to a metal detector and/or hand wand search. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. The security procedures may require additional time, so please plan accordingly. If you do not provide government-issued photo identification or do not comply with the other registration and security procedures described above, you will not be admitted to the Annual Meeting.

If you require any special accommodations at the Annual Meeting due to a disability, please contact the Corporate Secretary at (212) 852-7000 or send an email to corporatesecretary@newscorp.com and identify your specific need no later than October 16, 2006.

The Annual Meeting will be audiocast live on the Internet at www.newscorp.com.

Required Vote

Quorum. In order for the Company to conduct the Annual Meeting, a majority of the holders of Class B Common Stock outstanding as of the Record Date must be present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for purposes of establishing a quorum at the Annual Meeting. A “broker non-vote” occurs when you do not give your broker or nominee instructions on how to vote your shares of Class B Common Stock. You are urged to vote by proxy even if you plan to attend the Annual Meeting so that the Company will know as soon as possible that enough votes will be present for the Annual Meeting to be held.

Election of Directors. The five Director nominees receiving the greatest numbers of votes cast will be elected as Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether a quorum is present.

Amended and Restated Rights Plan. Approval of the Amended and Restated Rights Plan requires a majority of the votes cast at the Annual Meeting to be voted “FOR” the proposal. In determining whether a majority of stockholders have voted in favors of the Amended and Restated Rights Plan, abstentions and broker-non-votes will be excluded from the calculation and will have no effect on the outcome of the voting.

Other Items. Under the Company’s Amended and Restated By-laws and the rules of the New York Stock Exchange (“NYSE”), approval of each other proposal to be voted upon at the Annual Meeting requires a majority of the votes cast at the Annual Meeting to be voted “FOR” the proposal. A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be counted as a vote cast “FOR” or “AGAINST” that proposal.

All shares of Class B Common Stock represented by properly executed proxies, which are returned and not revoked, will be voted in accordance with your instructions. If no instructions are provided in a proxy, the number of shares of Class B Common Stock represented by such proxy will be voted:

•	“FOR” the election of each of Messrs. José María Aznar, Lachlan K. Murdoch, Thomas J. Perkins, Arthur M. Siskind and John L. Thornton each to a three-year term;

•	“FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007;

•	“FOR” the approval of the Company’s Amended and Restated Rights Plan;

•	“AGAINST” the stockholder proposal concerning the annual election of Directors; and

•	in accordance with the holder of the proxy’s discretion as to any other matters raised at the Annual Meeting.

If you hold your shares of Class B Common Stock in “street name” through a broker, bank or other nominee, your broker, bank or nominee may not vote on certain Annual Meeting proposals without your specific instructions because the proposals are not considered to be “routine” matters. Your broker, bank or nominee is permitted to vote your shares of Class B Common Stock on the election of Directors and the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm even if the broker, bank or nominee does not receive voting instructions from you. However, under NYSE rules, your broker, bank or nominee may not vote your shares of Class B Common Stock on the other proposals to be voted on at the Annual Meeting absent instructions from you. Without your voting instructions on these items, a broker non-vote will occur. The Company counts broker non-votes for quorum purposes, but does not count broker non-votes (or abstentions) as votes “FOR” or “AGAINST” any proposal.

A representative of Computershare Investment Services, LLC has been appointed to act as inspector of election for the Annual Meeting and will tabulate the votes.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Messrs. José María Aznar, Lachlan K. Murdoch, Thomas J. Perkins, Arthur M. Siskind and John L. Thornton are all nominees for election as Class II Directors to the Board. If the stockholders approve their election, these Directors will hold office until the Company’s annual meeting of stockholders to be held in 2009 or until their successors are elected and qualified.

The following table lists the nominees for election as Class II Directors. The information with respect to principal occupation or employment, other affiliations and business experience was furnished to the Company by the respective nominee. The ages shown are as of July 31, 2006.

Name and Age	Business Experience and Directorships	Director Since	Year Term Expires
José María Aznar (53)	José María Aznar has been a Director of the Company since June 2006. Mr. Aznar has been the President of the Foundation for Social Studies and Analysis since 1989. Mr. Aznar has been a Distinguished Scholar at the Edmund A. Walsh School of Georgetown University since 2004. Mr. Aznar is the Honorific President of the Partido Popular of Spain and served as its Executive President from 1990 to 2004. Mr. Aznar was a member of The State Council of Spain from 2005 to 2006. Mr. Aznar served as the President of Spain from the 1996 to 2004.	June 2006	2006

Lachlan K. Murdoch (34)	Lachlan K. Murdoch has been a Director of the Company since 1996. Mr. L.K. Murdoch has served an advisor to the Company since August 2005. Mr. L.K. Murdoch has served as the Chief Executive of Illyria Pty Ltd, a private investment company, since 2005. From 2000 to 2005, Mr. L.K. Murdoch served as Deputy Chief Operating Officer of the Company. He served as a Director of News Limited, the Company’s principal and wholly-owned subsidiary in Australia (“News Limited”), from 1995 to 2005 and as its Chairman from 1997 to 2005. Mr. L.K. Murdoch was a Director of Queensland Press Limited (“QPL”) from 1994 to 2005, and its Chairman from 1996 to 2005. He served as Deputy Chairman of STAR Group Limited (“STAR”) from 1995 to 2005, a Director of FOXTEL Management from 1998 to 2005, a Director of NDS Group plc (“NDS”) from 2002 to 2005 and a Director of Gemstar-TV Guide International Inc. (“Gemstar-TV Guide”) from 2001 until 2004.	1996	2006

Thomas J. Perkins (74)	Thomas J. Perkins has been a Director of the Company since 1996. Mr. Perkins has been partner of Kleiner Perkins Caufield & Byers, a venture capital company, since 1972. Mr. Perkins was a Director of Hewlett Packard from 2004 to 2006. Mr. Perkins is a member of the Audit and Compensation Committees of the Board.	1996	2006

Name and Age	Business Experience and Directorships	Director Since	Year Term Expires
Arthur M. Siskind (67)	Arthur M. Siskind has been a Director of the Company since 1991 and the Senior Advisor to the Chairman of the Company since 2005. Mr. Siskind served as the Company’s Group General Counsel from 1991 to 2005 and as Senior Executive Vice President from 1996 to 2005. Mr. Siskind served as a Director, Senior Executive Vice President and General Counsel of Fox Entertainment Group, Inc., a wholly-owned subsidiary of the Company (“FEG”), from 1998 to 2005 and a Director from 1998 to 2005. Mr. Siskind has served as a Director of British Sky Broadcasting plc (“BSkyB”) since 1992 and as a Director of NDS since 1996. Mr. Siskind was a Director of News America Incorporated, the Company’s principal and wholly-owned subsidiary in the United States (“NAI”), from 1991 to 2005 and a Director of STAR from 1993 to 2005. Mr. Siskind has been an Adjunct Professor of Law at Georgetown University Law Center since 2005. Mr. Siskind has been a Member of the Bar of the State of New York since 1962.	1991	2006

John L. Thornton (52)	John L. Thornton has been a Director of the Company since 2004. Mr. Thornton has been a Professor and Director of Global Leadership at Tsinghua University in Beijing since 2003. Mr. Thornton served as President and Co-Chief Operating Officer of The Goldman Sachs Group, Inc. from 1999 until 2003. Mr. Thornton served as a Senior Advisor to The Goldman Sachs Group, Inc. and Trustee of The Goldman Sachs Foundation from 1999 to 2004. Mr. Thornton has been a Director of the Ford Motor Company since 1996, a Director of Intel Corporation since 2003 and a Director of China Netcom Group Corporation (Hong Kong) Limited since 2004. Mr. Thornton was a Director of Laura Ashley from 1995 to 2004, a Director of DIRECTV from 2003 to 2004 and a Director of BSkyB from 1994 to 2004. Mr. Thornton is a member of the Compensation and Nominating and Corporate Governance Committees of the Board.	2004	2006

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO A THREE-YEAR TERM, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

Directors Continuing in Office

The following table provides information regarding the Directors of the Company continuing in office. The information with respect to principal occupation or employment, other affiliations and business experience was furnished to the Company by the respective Director. The ages shown are as of July 31, 2006.

Name and Age	Business Experience and Directorships	Director Since	Year Term Expires
K. Rupert Murdoch AC (75)	K. Rupert Murdoch AC has been Chief Executive Officer of the Company since 1979 and its Chairman since 1991. He has been a Director of News Limited since 1953, a Director of News International Limited, the Company’s principal and wholly-owned subsidiary in the United Kingdom (“News International”) since 1969 and a Director of NAI since 1973. Mr. K.R. Murdoch has been a Director of STAR since 1993. Mr. K.R. Murdoch has been a Director of FEG since 1985, its Chairman since 1992 and its Chief Executive Officer since 1995. Mr. K.R. Murdoch has served as a Director of BSkyB since 1990 and as its Chairman since 1999. Mr. K.R. Murdoch has served as a Director of Gemstar-TV Guide since 2001 and as Chairman of The DIRECTV Group, Inc. (“DIRECTV”) since 2003. Mr. K.R. Murdoch served as a Director of China Netcom Group Corporation (Hong Kong) Limited from 2001 to 2005.	1979	2007

Peter L. Barnes (63)	Peter Barnes has been a Director of the Company since 2004. Mr. Barnes has been a Director of Ansell Limited since 2001 and its Chairman since 2005. Mr. Barnes has been a Director of Metcash Trading Ltd. since 1999. Mr. Barnes has been a Director of Samuel Smith & Sons Pty Ltd. since 1999 and has served as its Chairman since 2002. Mr. Barnes is a member of the Audit Committee of the Board.	2004	2007

Chase Carey (52)	Chase Carey has been a Director of the Company since 1996. Mr. Carey has served as a Director and as President and Chief Executive Officer of DIRECTV since 2003. Mr. Carey served as Co-Chief Operating Officer of the Company from 1996 to 2002 and as a consultant to the Company from 2002 to 2003. Mr. Carey served as a Director and as President and Chief Executive Officer of Sky Global Networks, Inc. from 2001 to 2002. Mr. Carey served as a Director of FEG from 1992 to 2002 and served as its Co-Chief Operating Officer from 1998 to 2002. Mr. Carey was a Director of NAI from 1996 to 2002 and its President and Chief Operating Officer from 1998 to 2002. Mr. Carey served as a Director of STAR from 1993 to 2002, a Director of NDS from 1996 to 2002, a Director of Gemstar-TV Guide from 2000 to 2002 and a Director of Gateway, Inc. from 1996 to 2006. Mr. Carey has served as a Director and member of the	1996	2008

Name and Age	Business Experience and Directorships	Director Since	Year Term Expires
	compensation committee of Yell Finance B.V. since 2004. Mr. Carey has also served on the board of trustees of Colgate University since 1996.

Peter Chernin (55)	Peter Chernin has been a Director and the President and Chief Operating Officer of the Company since 1996. Mr. Chernin has been a Director and the President and Chief Operating Officer of FEG since 1998. Mr. Chernin has been Chairman and Chief Executive Officer of NAI since 1996. Mr. Chernin has served in various executive capacities at various FEG subsidiaries since 1989. Mr. Chernin has served as a Director of Gemstar-TV Guide since 2002. Mr. Chernin has served as a Director of DIRECTV since 2003 and as a Director of American Express Company since January 2006.	1996	2008

Kenneth E. Cowley AO (70)	Kenneth E. Cowley AO has been a Director of the Company since 1997. Mr. Cowley has been the Chairman of RM Williams Holdings Limited since 1994. Mr. Cowley was a Director of Independent Newspapers Limited from 1990 to 2005 and its Chairman from 2001 to 2005. Mr. Cowley is a member of the Nominating and Corporate Governance Committee of the Board.	1997	2007

David F. DeVoe (59)	David F. DeVoe has been a Director of the Company and its Chief Financial Officer since 1990. Mr. DeVoe has served as Senior Executive Vice President of the Company since 1996. Mr. DeVoe has been a Director of NAI since 1991 and a Senior Executive Vice President since 1998. Mr. DeVoe has been a Director of FEG since 1991 and its Senior Executive Vice President and Chief Financial Officer since 1998. Mr. DeVoe has been a Director of STAR since 1993, a Director of BSkyB since 1994, a Director of NDS since 1996, a Director of Gemstar-TV Guide since 2001 and a Director of DIRECTV since 2003.	1990	2007

Viet Dinh (38)	Viet Dinh has been a Director of the Company since 2004. Mr. Dinh has been a Professor of Law at Georgetown University Law Center since 1996. Mr. Dinh served as an Assistant Attorney General for Legal Policy in the U.S. Department of Justice from 2001 to 2003. Mr. Dinh is the Chairman of the Nominating and Corporate Governance Committee of the Board.	2004	2007

Sir Roderick I. Eddington (56)	Sir Roderick I. Eddington has been a Director of the Company since 1999. Sir Rod Eddington has served as Chairman, Australia and New Zealand of JPMorgan Chase Bank N.A. since January 2006. Sir Rod Eddington served as the Chief Executive of British Airways Plc from 2000 to 2005.	1999	2008

Name and Age	Business Experience and Directorships	Director Since	Year Term Expires
	Sir Rod Eddington has been a Director of John Swire & Sons Pty Ltd since 1997, a Director of Rio Tinto plc and Rio Tinto Limited since 2005 and a Director of CLP Holdings Limited since January 2006. Sir Rod Eddington is the Chairman of the Audit Committee and a member of the Compensation Committee of the Board.

Andrew S.B. Knight (67)	Andrew S. B. Knight has been a Director of the Company since 1991. Mr. Knight has been a Director of Templeton Emerging Markets Investments Trust since 2003 and a Director of Rothschild Investment Trust Capital Partners plc since 1997. Mr. Knight is Chairman of the Compensation Committee and a member of the Audit Committee of the Board.	1991	2008

Roderick R. Paige (63)	Roderick R. Paige has been a Director of the Company since June 2006. Dr. Paige is a founder of the Chartwell Education Group, LLC, an education consulting firm, and has served as its Chairman since 2005 and served as a Public Policy Scholar at the Woodrow Wilson International Center for Scholars in 2005. Dr. Paige has also served as Senior Advisor to Higher Ed Holdings, LLC since 2005. Dr. Paige served as the U.S. Secretary of Education from 2001 to 2005. Dr. Paige is a member of the Nominating and Corporate Governance Committee of the Board.	June 2006	2008

Compensation of Directors

Directors’ fees are not paid to Directors who are executives or employees of the Company (the “Executive Directors”).

The basic fees payable to the Directors who are not executives of the Company, who are Messrs. Aznar, Barnes, Cowley, Dinh, Knight, L.K. Murdoch, Perkins, Thornton, Sir Rod Eddington and Dr. Paige (collectively, the “Non-Executive Directors”) are reviewed and recommended by the Compensation Committee of the Board (the “Compensation Committee”) and set by the Board. The Compensation Committee periodically reviews director compensation against the Company’s peers and considers the appropriateness of the form and amount of director compensation and makes recommendations to the Board concerning director compensation with a view toward attracting and retaining qualified directors. The Company believes that compensation for Non-Executive Directors should be competitive and fairly pay such Directors for work required for a company of News Corporation’s size and complexity. In addition, Non-Executive Director compensation should include equity-based compensation in order to align Directors’ interests with the long-term interests of stockholders. The compensation paid to Non-Executive Directors in fiscal 2006 is set forth in the table below.

Fiscal 2006 Board and Committee Fees

Annual Cash Retainer	$85,000
Annual Deferred Stock Unit (“DSU”) Retainer*	$85,000
Audit Committee Chair	$25,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$15,000
Audit Committee Member	$15,000
Compensation Committee Member	$10,000
Nominating and Corporate Governance Committee Member	$10,000

*	The portion of the Non-Executive Directors’ annual retainer paid in DSUs increased from $85,000 to $100,000, effective as of July 1, 2006, in order to reflect current pay practices at other comparable companies; however, all other elements of Non-Executive Director compensation remains the same in fiscal 2007.

The value of the Class A Common Stock underlying each DSU will be paid to the respective Non-Executive Director in cash at the market value of the Class A Common Stock on the fifth anniversary date of when it was credited to that Director’s account, unless that Director leaves the Board before that date. Upon a Non-Executive Director’s end of service on the Board, that Director will be paid the value of the shares of Class A Common Stock credited to his or her account at the market value of those shares as of the date of the Director’s end of service.

In addition, all Non-Executive Directors are reimbursed for reasonable travel and other out-of-pocket business expenses incurred in connection with attendance at meetings of the Board and its committees.

The table below shows the total compensation paid during the fiscal year ended June 30, 2006 by the Company to the Non-Executive Directors:

Fiscal 2006 Director Compensation

Director	Fees Earned or Paid in Cash ($)		Deferred Stock Unit Awards (1) ($)
José María Aznar(2)	$—		$—
Peter L. Barnes	100,000		85,000
Kenneth E. Cowley AO	195,000	(3)	85,000
Viet Dinh	110,000		85,000
Sir Roderick I. Eddington	235,000	(3)	85,000
Andrew S.B. Knight	247,181	(3)(4)	85,000
Lachlan A. Murdoch	70,833	(5)	70,833
Roderick R. Paige(6)	—		—
Thomas J. Perkins	210,000	(3)	$85,000
John L. Thornton	105,000		$85,000

(1)	The value shown is the number of deferred stock units granted during the fiscal year ended June 30, 2006 times the closing price of the Class A Common Stock on the date of grant.
(2)	Mr. Aznar was appointed to the Board on June 20, 2006.
(3)	Includes $100,000 paid to the Director in fiscal 2006 for service on a special committee of the Board in connection with the Company’s reincorporation to the United States.
(4)	Includes $22,181 for Mr. Knight’s service on the board of directors of Times Newspapers Holdings Limited, a subsidiary of the Company.
(5)	Mr. L.K. Murdoch became a Non-Executive Director on September 1, 2005.
(6)	Dr. Paige was appointed to the Board on June 28, 2006.

Mr. Stanley S. Shuman, who served as a Director from 1982 to 2005, was named Director Emeritus in October 2005. Mr. Shuman receives the same director fees as other Non-Executive Directors, and may attend Board meetings but may not vote on Board matters.

Corporate Governance Matters

Classified Board of Directors. The Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently provides that the total number of Directors constituting the entire Board shall not be less than three, with the then-authorized number of Directors being fixed from time to time exclusively by the Board. The Board has designated the Board size at 15 members, and currently there are 15 members on the Board. The Board is divided into three classes: Class I, Class II and Class III. Currently the Class I Directors consist of Messrs. K.R. Murdoch, Barnes, Cowley, DeVoe and Dinh.; Class II Directors consist of Messrs. Aznar, L.K. Murdoch, Perkins, Siskind and Thornton; and Class III Directors consist of Messrs. Carey, Chernin, Knight, Sir Rod Eddington and Dr. Paige. The terms of office of Directors in Class I, Class II and Class III end upon the later of the annual meeting of stockholders in 2007, 2006 and 2008, respectively, or the election and qualification of such Directors’ respective successors. Each Director elected at an annual meeting of stockholders will generally serve for a term ending at the third annual meeting following the annual meeting at which that Director was last elected, or until that Director’s successor is elected and qualified. The Nominating and Corporate Governance Committee continues to evaluate the classified board structure and may consider recommending to the Board the elimination of the classified board structure following any elimination of the Company’s stockholder rights plan (the “Stockholder Rights Plan”). However, the Nominating and Corporate Governance Committee has not yet made any determination on this matter at this time. For further information on the Stockholder Rights Plan, please refer to Proposal 3 beginning on page 18.

Board Independence. The Nominating and Corporate Governance Committee adopted the NYSE listing standards’ definition of “independence” to assist the Board in its determination of whether a Director shall be deemed to be independent of the Company. In addition, the NYSE listing standards provide that a Director is not independent unless the Board affirmatively determines that the Director has no “material relationship” with the Company. The Board applies the following categorical standards to assist the Board in determining what constitutes a “material relationship” with the Company. Generally under these categorical standards, the following relationships are deemed to be material:

•	A relationship where the Director has been, within the last three years, an employee of the Company (or subsidiary or parent of the Company), or an immediate family member is or has been, within the last three years, an executive officer of the Company;

•	A relationship where the Director or an immediate family member has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company (or subsidiary or parent of the Company), other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	A relationship where (i) the Director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (ii) the Director is a current employee of such a firm; (iii) the Director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (iv) the Director or an immediate family member was, within the last three years (but is no longer), a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•	A relationship where the Director or an immediate family member is or has been, within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

•	A relationship where the Director is a current employee or an immediate family member is a current executive officer of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of the other company’s consolidated gross revenues.

For relationships that do not exceed the thresholds set forth above, the determination of whether the relationship is material or not, and, therefore, whether the Director would be independent or not, is made by the Directors who are independent. Generally, the types of relationships not addressed above will not cause an otherwise independent Director to be considered not independent. However, the Board may determine that a Director is not independent for any reason it deems appropriate.

The Board undertook its annual review of Director independence during the first quarter of fiscal year 2007. During this review, the Board considered transactions and relationships between each Director or any member of his immediate family and the Company and its subsidiaries and affiliates. The Board also examined transactions and relationships between the Directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that Messrs. Barnes, Cowley, Dinh, Knight, Perkins, Thornton, Sir Rod Eddington and Dr. Paige are independent of the Company and its management under the standards set forth by the listing standards of the NYSE.

Statement of Corporate Governance. The Board has adopted a Statement of Corporate Governance which sets forth the Company’s corporate governance guidelines and practices. The full text of the Statement of Corporate Governance may be found on the Company’s website at www.newscorp.com/corp_gov/socg.html and is available in print to any stockholder requesting a paper copy of the document by contacting the Corporate Secretary.

Standards of Business Conduct and Code of Ethics. The Board has adopted Standards of Business Conduct (the “Standards”). The Standards confirm the Company’s policy to conduct its affairs in compliance with all applicable laws and regulations and observe the highest standards of business ethics. The Standards also apply to ensure compliance with stock exchange requirements and to ensure accountability at a senior management level for that compliance. The Company intends that the spirit, as well as the letter, of the Standards were followed by all Directors, officers and employees of the Company, its subsidiaries and divisions. This is communicated to each new Director, officer and employee and has already been communicated to those in such positions at the time the Standards were adopted.

To further promote ethical and responsible decision-making, the Board has established a Code of Ethics for the Chief Executive Officer and senior financial officers that is included in the Standards.

The full text of the Standards and the Code of Ethics may be found on the Company’s website at www.newscorp.com/corp-gov/sobc.html and each is available in print to any stockholder requesting a paper copy of the documents by contacting the Corporate Secretary.

Director Nomination Process. The Nominating and Corporate Governance Committee develops criteria for filling vacant Board positions, taking into consideration such factors as it deems appropriate, including the candidate’s education and background; his or her general business experience and familiarity with the Company’s businesses; and whether he or she possesses unique expertise which will be of value to the Company. Candidates should not have any interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a Director to the Company and its stockholders. All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others. It is expected that each Director will devote the necessary time to the fulfillment of his or her duties as a Director. In this regard, the Nominating and Corporate Governance Committee will consider the number and nature of each Director’s other commitments, including other directorships. The Nominating and Corporate Governance Committee will seek to promote through the nomination process an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

After completing this evaluation, the Nominating and Corporate Governance Committee will make a recommendation to the full Board which makes the final determination whether to nominate or appoint the new Director after considering the Nominating and Corporate Governance Committee’s recommendation.

Stockholder Nomination Procedure. The Company’s Amended and Restated By-laws provide procedures for stockholders to nominate persons for election as Directors.

Stockholders must provide timely notice of a Director nomination and such nomination must be submitted in writing to the attention of the Corporate Secretary at 1211 Avenue of the Americas, New York, New York 10036. Pursuant to the Company’s Amended and Restated By-laws, to be timely for the 2007 annual meeting of stockholders, the notice must be delivered to the Corporate Secretary between June 29, 2007 and July 29, 2007. Stockholder nominations must contain, for each person nominated as Director, all information relating to the stockholder nominee as would be required pursuant to the Company’s Amended and Restated By-laws and the stockholder nominee’s written consent to serve as Director if elected. Stockholder nominations must also state the stockholder’s name and address as they appear on the Company’s books, the class and number of shares of the Company owned by the stockholder, a representation that the stockholder is a holder of record of Class B Common Stock and intends to appear in person or by proxy at such meeting to propose the nomination, and whether such stockholder intends to deliver a proxy statement and form of proxy to a sufficient number of holders of Class B Common Stock to elect such nominee or nominees.

Director candidates recommended by stockholders should meet the director qualifications set forth under the heading “Director Nomination Process.” Director candidates recommended by stockholders who meet these director qualifications will be considered by the Chairman of the Nominating and Corporate Governance Committee, who will present the information on the candidate to the entire Nominating and Corporate Governance Committee. All director candidates recommended by stockholders will be considered by the Nominating and Corporate Governance Committee in the same manner as any other candidate.

Stockholder Communication with the Board. Stockholders play an integral part in corporate governance and the Board ensures that stockholders are kept fully informed through:

•	information provided on the Company’s website www.newscorp.com, including the Company’s Annual Report which is distributed to all stockholders in connection with distribution of the Company’s proxy statement for its annual meeting of stockholders and which is available to all stockholders on request;

•	reports and other disclosures made to the Securities and Exchange Commission (the “SEC”), and the stock exchanges in New York, Australia and London; and

•	notices and proxy statements of special and annual meetings of stockholders.

It is the policy of the Company to facilitate communications of stockholders with the Board and its various committees. Stockholders may raise matters of concern at the annual meetings of stockholders. Communications to any Director, or to any committee of the Board, or to the Board as a whole, should be submitted in writing and sent by regular mail to the attention of Sir Roderick I. Eddington at News Corporation, 1211 Avenue of the Americas, New York, New York 10036. This information is also posted on the Company’s website at www.newscorp.com.

Director Evaluation Policy. The Nominating and Corporate Governance Committee is responsible for conducting an annual review and evaluation of the Board’s conduct and performance based upon completion by all Directors of a self-evaluation form that includes an assessment, among other things, of the Board’s maintenance and implementation of the Company’s standards of conduct and corporate governance policies. The review seeks to identify specific areas, if any, in need of improvement or strengthening and culminates in a discussion by the full Board of the results and any actions to be taken.

Committees and Meetings of the Board of Directors

During the fiscal year ended June 30, 2006, the Board held six regularly scheduled meetings and one special meeting. During the fiscal year 2006, all of the Directors attended at least 75% of the meetings of the Board held during the period for which he has been a Director and the meetings of the committees on which he served.

It is the policy of the Board to hold regular executive sessions of the Non-Executive Directors without management present. During the fiscal year ended June 30, 2006, the Non-Executive Directors of the Board held six executive sessions. Sir Rod Eddington currently serves as Lead Director, presiding over the executive sessions of the Non-Executive Directors and supervising the self-evaluation of the Directors and the Board’s determination of the independence of its Directors.

Directors are encouraged to attend and participate in the Company’s annual meetings of stockholders. At the annual meeting of stockholders held by the Company in October 2005, all of the then serving Directors attended the annual meeting.

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. These committees are comprised entirely of independent Directors, as currently required under the existing rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NYSE. Each committee is governed by a written charter approved by the Board. These charters are available on the Company’s website at www.newscorp.com/corp_gov/bc.html and are available in print to any stockholder requesting a paper copy of these documents from the Corporate Secretary.

Audit Committee. The Audit Committee consists of Sir Rod Eddington, who serves as Chairman, and Messrs. Barnes, Knight and Perkins. The Audit Committee assists the Board in its oversight of (i) the integrity of the Company’s financial reporting processes and systems of internal control, (ii) the qualifications, independence and performance of the Company’s independent registered public accounting firm and the performance of the Company’s corporate auditors and corporate audit function, (iii) the Company’s compliance with legal and regulatory requirements involving financial, accounting and internal control matters, (iv) investigations into complaints concerning financial matters, and (v) risks that may have a significant impact on the Company’s financial statements. The Audit Committee provides an avenue of communication among management, the independent registered public accounting firm, the corporate auditors and the Board. During fiscal year 2006, the Audit Committee held six meetings. The Audit Committee’s report required by the SEC rules appears on page 45.

The Audit Committee Charter provides that its members shall consist entirely of Directors who the Board determines are “independent” in accordance with the NYSE listing standards. The Board determined that each member of the Audit Committee meets the foregoing independence requirements and that each member of the Audit Committee is financially literate in accordance with the NYSE listing standards. The Board also determined that Sir Rod Eddington and Messrs. Perkins and Barnes are “audit committee financial experts” as defined under the SEC rules. A copy of the Audit Committee Charter may be found on the Company’s website at www.newscorp.com/corp_gov/bc.html.

Compensation Committee. The Compensation Committee consists of Mr. Knight, who serves as Chairman, Sir Rod Eddington and Messrs. Perkins and Thornton. The primary responsibilities of the Compensation Committee are: (i) to review and approve goals and objectives relevant to the compensation of the Chief Executive Officer, to evaluate the performance of the Chief Executive Officer in light of these goals and objectives, and to recommend to the Board the compensation of the Chief Executive Officer based on this evaluation; (ii) to consider, recommend and administer and implement the Company’s incentive compensation plans and equity-based plans and recommend changes in such plans to the Board as needed; (iii) to review and approve compensation, benefits and terms of employment of senior executives who are members of the Company’s Office of the Chairman and (iv) to review the Company’s recruitment, retention, compensation, termination and severance policies for senior executives who are members of the Company’s Executive Management Committee. These responsibilities are implemented to attract and maintain executive talent and compensate that talent while taking into account corporate performance, all of which is in the best interest of the Company. During the fiscal year ended June 30, 2006, the Compensation Committee held six meetings.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Mr. Dinh, who serves as Chairman, and Messrs. Cowley, Thornton and Dr. Paige. The responsibilities of the Nominating and Corporate Governance Committee are: (i) to review the qualifications of candidates for Director suggested by Board members, stockholders, management and others in accordance with criteria recommended by the Nominating and Corporate Governance Committee and approved by the Board; (ii) to consider the performance of incumbent Directors in determining whether to nominate them for re-election; (iii) to recommend to the Board a slate of nominees for election or re-election to the Board at each annual meeting of stockholders; (iv) to recommend to the Board candidates to be elected to the Board as necessary to fill vacancies and newly created directorships; and (v) to advise and make recommendations to the Board on corporate governance matters. The Nominating and Corporate Governance Committee also makes recommendations to the Board as to determinations of Director independence and conducts an annual self-evaluation for the Board. The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended June 30, 2006.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder ratification, the Audit Committee has selected Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm to audit the books and accounts of the Company for the fiscal year ending June 30, 2007. E&Y has audited the books and records of the Company for the fiscal years ended June 30, 2005 and 2006. A representative of E&Y is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if the representative desires to do so.

Disclosure of Auditor Fees

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. Accordingly, the Audit Committee has appointed E&Y to perform audit and other permissible non-audit services for the Company and its subsidiaries. The Company has formal procedures in place for the pre-approval by the Audit Committee of all services provided by E&Y. These pre-approval procedures are described below under “Audit Committee Pre-Approval Policies and Procedures.”

The description of the fees for professional services rendered to the Company and its subsidiaries by E&Y for the fiscal years ended June 30, 2006 and 2005 is set forth below.

	Fiscal 2006	Fiscal 2005
Audit Fees (1)	$14,455,000	$16,119,000
Audit-Related Fees (2)	$1,773,000	$2,560,000
Tax Fees (3)	$11,690,000	$9,568,000
All Other Fees (4)	$69,000	$766,000

Total Fees	$27,987,000	$29,013,000

(1)	Audit fees include: fees rendered in connection with the annual audit of the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2006 and June 30, 2005; the audit of the Company’s annual management assessment of the effectiveness of internal control over financial reporting as of June 30, 2006 and June 30, 2005 (as required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”)); statutory audits required internationally; reviews of the Company’s unaudited condensed consolidated interim financial statements included in the Company’s statutory and regulatory filings; and other services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-related fees principally relate to employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations, agreed-upon procedure, reports, reporting on internal controls over certain distribution services provided to third-parties and other services related to the performance of the audit or review of the Company’s consolidated financial statements.
(3)	Tax fees include fees for tax compliance and tax consultations for domestic and international operating units.
(4)	All other fees principally consist of services relating to assistance on a technical review of system architecture in the fiscal year ended June 30, 2006, and assistance on a regulatory reporting project and compliance reviews of certain customer contracts and related revenue sharing arrangements in the fiscal year ended June 30, 2005. Fees for the compliance reviews of certain customer contracts and related revenue sharing arrangements represent the Company’s share for work performed by E&Y on behalf of various film studios.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established policies and procedures under which all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the

Audit Committee. The Audit Committee’s policy provides for pre-approval of audit, audit-related, tax and certain other services specifically described by the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds, as well as certain other services, must be separately approved. The policy also requires specific approval by the Audit Committee if total fees for tax services would exceed total fees for audit and audit-related services in any given fiscal year. The policy also provides that the Audit Committee can delegate pre-approval authority to any member of the Audit Committee provided that the decision to pre-approve is communicated to the full Audit Committee at its next meeting. The Audit Committee has delegated this responsibility to the Chairman of the Audit Committee. Management has also implemented internal procedures to ensure compliance with this policy. As required by the Sarbanes-Oxley Act, all audit and non-audit services provided in the fiscal years ended June 30, 2006 and June 30, 2005 have been pre-approved by the Audit Committee in accordance with these policies and procedures. The Audit Committee also reviewed the non-audit services provided by E&Y during the fiscal years ended June 30, 2006 and 2005, and determined that the provision of such non-audit services was compatible with maintaining the auditor’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2007, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED RIGHTS PLAN

At the Annual Meeting, the Company’s stockholders are being asked to approve the Company’s Amended and Restated Rights Plan. The Amended and Restated Rights Plan is identical to our previous rights plan except that the expiration date has been extended from November 2007 until October 2008. A description of the principal terms of the Amended and Restated Rights Plan appears below under the heading “Summary of the Amended and Restated Rights Plan.” This summary is qualified in its entirety by the provisions of the Amended and Restated Rights Plan itself, a copy of which we attach as Appendix A of this proxy statement.

We are presenting the Amended and Restated Rights Plan to our stockholders for approval under the terms of a previously announced settlement agreement (the “Settlement”) which we also describe in more detail below. See “Background; Rationale for the Rights Plan.” If stockholders approve the Amended and Restated Rights Plan, the litigation that is the subject of the Settlement will be dismissed. If stockholders do not approve the Amended and Restated Rights Plan, the Company may treat the stockholder vote as advisory, in which case the Amended and Restated Rights Plan will remain in effect and the litigation against the Company will resume.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED RIGHTS PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

Background; Rationale for the Rights Plan

The Board has unanimously approved the Amended and Restated Rights Plan and is unanimously recommending that the Company’s stockholders approve it at the Annual Meeting. The Board believes, based on its judgment and the advice of outside experts, that the Amended and Restated Rights Plan is in the best interest of the Company and its stockholders.

Companies put stockholder rights plans in place because they believe such plans effectively preserve value for stockholders when a company is faced with a potential acquisition or an accumulator on the open market of its shares. A stockholder rights plan affords a board of directors adequate time to defend against tactics which may not offer fair value to all stockholders, such as acquisitions of significant amounts of shares on the open market at prices which do not reflect control premiums or the long-term value of a company’s shares. The Board believes that this is particularly true for the Company in the current situation where Liberty Media Corporation (“Liberty”) has the ability to exchange some or all of its shares of the Company’s non-voting Class A Common Stock for shares of the Company’s voting Class B Common Stock, thereby increasing its control in the Company without expending additional money or incurring any tax liability.

The Board originally adopted the stockholder rights plan in November 2004 following Liberty’s sudden and unannounced accumulation of 8% of the Company’s voting stock resulting in an ownership stake of 17% of the Company’s voting stock. Liberty’s own statements to the media and its stockholders following this accumulation support the Board’s response. For example, on March 7, 2005, the Wall Street Journal published an interview with the Chairman of Liberty’s Board of Directors, John Malone, in which Mr. Malone indicated that Liberty had accumulated the Company’s voting stock as a possible source of leverage in negotiating with the Company. Mr. Malone stated:

In all honesty we thought there were a few assets in News that we would like to buy…Maybe if we could accumulate some voting shares and use this as currency…we could buy the assets.

In addition, in public statements published by The Sydney Morning Herald on March 31, 2005, Mr. Malone emphasized what he believed to be the impact of Liberty’s surprise accumulation of the Company’s voting stock and the prospect of Liberty’s additional accumulations stating:

I think it was a fairly rude awakening to Rupert that we could just swap non-voting for voting (shares) and get up to half the votes.

When the stockholder rights plan was originally adopted by the Company, it had an expiration of one year because the Company believed that it would be able to resolve the situation with Liberty during the initial one-year term. However, by August 2005, it had become apparent to the Company that it would not be able to come to an agreement with Liberty on acceptable terms prior to the initial expiration of the rights on November 8, 2005. In that regard, on August 5, 2005, in response to a question by a securities analyst during Liberty’s fiscal third quarter 2005 earnings conference call, Mr. Malone made a statement that it was “highly unlikely that you will see any kind of a transaction either announced or completed in 2005.” In addition, the Company believed that Liberty would likely seek to acquire additional shares of the Company’s voting stock when and if the stockholder rights plan expired, based in part on Mr. Malone’s statement during the August 5, 2005 conference call, to the effect that:

If they …decide not to renew the pill, which would surprise me, by the way, then we’ll see what happens. But we would clearly intend opportunistically to continue to increase our voting stake in the Company.

As a result, on August 9, 2005, the Board met to discuss an appropriate response to the then current situation. The Board unanimously agreed that it was in the best interests of the Company and its stockholders to extend the expiration date of the stockholder rights plan for an additional two-year period to November 2007 without first obtaining stockholder approval, as contemplated by its then existing board policy. The Board concluded that the extension of the stockholder rights plan was necessary for the reasons explained above.

Notwithstanding Liberty’s actions and the Board’s belief that extending the term of the stockholder rights plan was in the best interests of the Company and its stockholders, certain institutional stockholders (the “Plaintiffs”), most of whom are based in Australia, brought suit against the Company for failing to follow the board policy calling for stockholder approval for an extension of a stockholder rights plan beyond a one year term (the “Litigation”). Although the Board was confident that it would prevail in the Litigation, it also determined that it was in the best interests of the Company and its stockholders to avoid the uncertainty, diversion and expense that would ensue from such litigation. Therefore, the Board unanimously approved the terms of the Settlement whereby the Company would submit the Amended and Restated Rights Plan to stockholders for approval under the Settlement terms described below.

If the Company’s stockholders vote in favor of the Amended and Restated Rights Plan, in accordance with the terms of the Settlement, the Amended and Restated Rights Plan will expire in October 2008 (the second anniversary of the Annual Meeting), with the Board having the right to extend the Amended and Restated Rights Plan for one additional year if the threat posed by Liberty has not, in the Board’s judgment, been resolved. Thereafter, there must be an interim period of nine months before the Board may adopt any subsequent stockholder rights plan, and any such subsequently adopted stockholder rights plan may not have a term of more than one year unless approved by the Company’s stockholders. Notwithstanding the foregoing, the Board may adopt a new stockholder rights plan (or extend an existing stockholder rights plan), with a duration of one year, during any interim period, if certain actions are taken during that interim period, such as any person acquiring 5% of the Company’s voting stock.

The Settlement also provides that if the Company’s stockholders do not approve the Amended and Restated Rights Plan, the Company retains the right to treat the stockholder vote as advisory, in which case the parties will proceed with the Litigation. In that event, the Amended and Restated Rights Plan would remain in effect, subject to the outcome of the Litigation and to the right of the Board to amend it in any respect, including to extend its duration, without limitation.

The Settlement is binding on the parties until the twentieth anniversary of the Annual Meeting. The terms of the Settlement are not intended to limit the ability of the Company’s stockholders under applicable Delaware law to amend the Company’s certificate of incorporation in any manner, including to change any provisions relating to the adoption, or terms (including duration) of any stockholder rights plan.

Summary of the Amended and Restated Rights Plan

Rights

The Board authorized and declared a dividend distribution of one right (a “Class A Right”) for each outstanding share of Class A Common Stock and one right (a “Class B Right” and, together with the Class A Rights, the “Rights”) for each outstanding share of Class B Common Stock to stockholders of record at the close of business on November 18, 2004. Thereafter, the Company has issued and will issue a Right along with each share of Common Stock issued between November 18, 2004 and the date upon which the Rights become exercisable (See “Exercisability” below).

The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. As a result, the overall effect of the Rights may be to make it more difficult for a potential acquirer to affect a merger, tender offer or other business combination involving the Company that is not supported by the Board.

Exercisability

The Rights are not exercisable until the earlier of:

•	ten business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding shares of Class B Common Stock and/or other class then entitled to vote (collectively, the “Voting Capital Stock”) for the election of directors (the “Stock Acquisition Date”), other than as a result of repurchases of stock by the Company or purchases by certain Exempt Persons (defined below);

•	or ten business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

“Exempt Persons” include Mr. Murdoch and certain related parties and Liberty and its affiliates, but only to the extent that shares of capital stock beneficially owned by such Exempt Person do not exceed the number of shares which were beneficially owned or had been publicly disclosed as having been beneficially owned on or prior to November 8, 2004, plus any additional acquired shares representing not more than 1% of the capital stock of the Company then outstanding. Moreover, a person shall not become an “Acquiring Person” by reason of repurchase by the Company of shares of its outstanding capital stock so long as thereafter, the person does not acquire additional shares which would put them above the specified level.

All Rights that are, or (under certain circumstances specified in the Amended and Restated Rights Plan) were, beneficially owned by any Acquiring Person will be null and void.

Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company (See “Redemption” below).

Prior to the adoption of the Amended and Restated Rights Plan, the Rights were to expire at 5:00 P.M. (New York City time) on November 8, 2007, unless earlier terminated, extended, redeemed or exchanged by the Company (See “Redemption” and “Exchange” below). As discussed above, in the event that the Amended and Restated Rights Plan is approved by the stockholders, the Rights would not expire prior to October 2008, with the Board having the right to extend the Amended and Restated Rights Plan for not more than one additional year after the expiration of the two-year period if the threat posed by Liberty has not, in the Board’s judgment, been resolved. The Company has publicly stated that it expects to terminate the then-existing stockholder rights plan if the Company and Liberty reach a favorable resolution with respect to Liberty’s ownership stake. In the event that stockholders do not vote in favor of this Proposal No. 3 to approve the Amended and Restated Rights Plan and the Company exercises its right to treat the stockholder vote as advisory, the Company must provide written notice thereof within ten business days after the Annual Meeting, whereupon the Settlement will terminate and the October 2008 expiration date will remain in effect, subject to the Board’s ability to amend or extend such date. In the event that the Amended and Restated Rights Plan is not approved by stockholders, and the Company does not exercise its right to treat the stockholder vote as advisory, the Amended and Restated Rights Plan and all Rights thereunder will by the terms of the Amended and Restated Rights Plan automatically expire effective on the eleventh business day after the Annual Meeting, without further action by the Company.

Exercise Price; Consequences of a person becoming an Acquiring Person

Each Right, upon becoming exercisable, entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”) at an exercise price of $80 per Unit, subject to adjustment. Each Unit gives the stockholder approximately the same dividend rights as one share of Common Stock, a $1 preference right over shares of Common Stock on any liquidation and voting rights equivalent to those allocated to one-thousandth of a share of Common Stock. Prior to exercise, the Rights do not give their holders any dividend, liquidation or voting rights.

However, in the event that a person becomes an Acquiring Person, each holder of a Right, other than the Acquiring Person, will thereafter have the right to acquire, upon exercise, (i) Class A Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Class A Right ($160) or (ii) Class B Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Class B Right ($160), in each case, for an exercise price of $80.

Furthermore, in the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right ($160).

Units of one one-thousandth of a share of Series A Junior Participating Preferred Stock

Each Unit, if issued:

•	will not be redeemable;

•	will entitle the holder to quarterly dividend payments of $0.0001 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

•	will entitle the holder upon liquidation to receive $1 per share and, following certain payments to the holders of Common Stock, participate in any additional payments to the same extent as each share of Common Stock;

•	will have the same voting power as one one-thousandth of a share of Common Stock; and

•	if shares of Common Stock are changed or exchanged in a merger, combination or other transaction, will entitle holders to a per Unit payment equal to the payment made on one share of Common Stock.

Redemption

At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Exchange

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the Voting Capital Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, for Common Stock or Series A Preferred Stock at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Series A Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Amendments

Any of the provisions of the Amended and Restated Rights Plan may be amended by the Board prior to the Rights becoming exercisable. However, as discussed above, in the event the Proposal is approved by the stockholders, the Rights will expire in October, 2008, with the Board having the right to extend the Amended and Restated Rights Plan for not more than one additional year if the threat posed by Liberty has not, in the Board’s judgment, been resolved. In such event, the foregoing provision with respect to amendment shall apply, except that the Board shall not extend the term of the Rights other than as specified in the preceding sentence. After the Rights become exercisable, the provisions of the Amended and Restated Rights Plan may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Amended and Restated Rights Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable. The Board retains the right to amend the Amended and Restated Rights Plan in any respect other than, in the event the Amended and Restated Rights Plan Proposal is approved (or is not approved and the Company does not elect to treat the vote as advisory), regarding the provisions in the Settlement as to duration.

Effect of Vote In Favor of the Proposal

If the Company’s stockholders vote in favor of the Amended and Restated Rights Plan, the action that is the basis of the Litigation will be dismissed and the Plaintiffs will be barred from bringing further action on the same claim. Further, pursuant to the terms of the Settlement, the Company has agreed that upon any expiration of the Amended and Restated Rights Plan, the Company may not adopt another stockholder rights plan for a period of nine months (the “Interim Period”). Thereafter, the Company shall have the right to adopt new stockholder rights plans, without stockholder approval, with a duration of up to one year. The expiration of any such stockholder rights plans shall be followed by another Interim Period, during which such stockholder rights plan shall not be rolled over or extended, and no new stockholder rights plan shall be adopted without stockholder approval. Notwithstanding the foregoing, the Company shall have the right to adopt a new stockholder rights plan (or extend an existing stockholder rights plan), with a duration of one year, during any Interim Period, if prior to or during that Interim Period (1) any person acquires beneficial ownership of the Company’s voting stock, and after such acquisition such person beneficially owns at least 5% of the voting stock of the Company (provided that this clause (1) shall not apply if such person beneficially owned 5% or more of the Company’s voting stock prior to the commencement of such Interim Period unless (x) such person acquires at least another 5% of the outstanding voting stock of the Company prior to or during such Interim Period, (y) such person acquires beneficial ownership of the Company’s voting stock during such Interim Period and after such acquisition such person beneficially owns at least 15% of the Company’s outstanding voting stock or (z) such person beneficially owned at least 15% or more of the Company’s voting stock prior to the commencement of such Interim Period and such person acquires at least 3% of the Company’s outstanding voting stock during such Interim Period) or (2) any person offers or proposes to acquire voting stock or assets of the Company, and after such acquisition, if it were successfully consummated, such person would beneficially own 30% of the Company’s voting stock or would own 30% of the assets of the Company. Notwithstanding the foregoing, the Company may adopt, at any time, a stockholder rights plan of any type and duration with advance stockholder approval.

Effect of Vote Against the Proposal

If the Company’s stockholders do not approve the Amended and Restated Rights Plan, the Company retains the right to treat the stockholder vote as advisory, in which case the parties will proceed with the Litigation. If the right to treat the stockholder vote as advisory is exercised, the Company must provide written notice thereof to the Plaintiffs within ten business days after the Annual Meeting, whereupon the Settlement will terminate and the parties will be restored in all respects to their respective positions regarding the Litigation. In this event, the Amended and Restated Rights Plan would remain in effect, subject to the outcome of the Litigation and to the right of the Board to amend it in any respect, including to extend its duration, without limitation. If the Company does not exercise its right to treat the stockholder vote as advisory, the Amended and Restated Rights Plan will automatically expire by its terms effective on the eleventh business day after the Annual Meeting, without further action by the Company.

If the Plaintiffs prevail in the Litigation, the Amended and Restated Rights Plan will be terminated. However, in this circumstance, the length of any requisite waiting period before the Board will be able to adopt another stockholder rights plan would be uncertain. If the Company prevails in the Litigation, there will be no limitation other than the normal fiduciary duty considerations on the ability of the Board to adopt, amend or extend the terms of any stockholder rights plan. Stockholders may therefore wish to take into consideration not only their view of the Amended and Restated Rights Plan, but also which party they feel would ultimately prevail in the Litigation with respect to the Board’s discretion to adopt stockholder rights plans without limitation on terms, including duration.

While impossible to predict the outcome of the Litigation, the Company believes that it will ultimately prevail in the Litigation, whether at trial on the factual issues presented, on appeal or otherwise, and that, as a result, the Board will be able to adopt any stockholder rights plan at its discretion, limited only by its fiduciary duties. Even if the Company were to lose the Litigation and determined not to appeal, or was unsuccessful in any such appeal, the Company would argue that any relief granted by the court should not prohibit the Company from adopting subsequent stockholder rights plans. The Company also believes that the court may have to address in its decision the question of the time period which would be required to elapse between the expiration of one stockholder rights plan and the adoption of a subsequent plan, and any such period could be longer or shorter and contain different acceleration provisions, if any, than those embodied in the Settlement.

Vote Required

Stockholder approval must be obtained by a majority of the Company’s Class B Common Stock actually voting (excluding for purposes of calculating the total number of shares voted, abstentions and broker non-votes). The Plaintiffs may vote their shares of Class B Common Stock as they determine; however, the Settlement dictates that the Plaintiffs shall not solicit proxies or take any other action in opposition to the Amended and Restated Rights Plan and that no party to the Settlement, any of their counsel or the Australian Council of Super Investors, shall make any negative statements with respect to the Settlement, the stockholder vote or the Amended and Restated Rights Plan.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED RIGHTS PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

PROPOSAL NO. 4

STOCKHOLDER PROPOSAL CONCERNING THE ANNUAL ELECTION OF DIRECTORS

Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue N.W., Suite 205, Washington, D.C. 20037, who is the owner of 200 shares of Class B Common Stock, has given notice that she intends to present for action at the Annual Meeting the resolution set forth below. In accordance with the applicable proxy regulations, the proposal and supporting statements, for which the Company accepts no responsibility, are set forth below.

RESOLVED: “That the stockholders of News Corporation recommend that the Board of Directors take the necessary steps to instate the election of directors ANNUALLY, instead of the stagger system which was recently adopted.”

REASONS: “Many corporations in recent years have adopted my proposals, including Dow Jones, Bristol Myers, Morgan Stanley, Goldman Sachs and others.”

“The great majority of New York Stock Exchange listed corporations elect all their directors each year.”

“This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board.”

“If you AGREE, please mark your proxy FOR this resolution.”

The Board’s Statement in Opposition to Proposal No. 4

The Board is currently divided into three classes, with each Director elected at an annual meeting of stockholders generally serving a term of three years. After careful consideration of this stockholder proposal, the Board and the Nominating and Corporate Governance Committee believe that the declassification of the Board would not be in the best interests of the Company or its stockholders at this time. The Board and the Nominating and Corporate Governance Committee believe that the classified board structure is currently more advantageous to, and serves the best interests of, the Company and its stockholders.

One of the primary reasons the Board believes that the classified board structure is advantageous is that it protects the Company’s and its stockholders’ interests in the event of an unfriendly or unsolicited proposal by a third party to takeover or restructure the Company. The Board believes this is particularly true for the Company in light of Liberty’s continuing stock ownership and public statements regarding its investment. The classified board structure would provide the Company with time to negotiate with the third party, to consider alternative proposals and to assure that stockholder value is maximized.

In addition, the classified structure helps to assure the continuity and stability of the Company’s long-term business strategies and policies, as Directors who have historical knowledge and experience with the Company’s business sit on the Board at all times.

Neither the Board nor the Nominating and Corporate Governance Committee believe that Directors who serve three-year terms are any less accountable to stockholders than Directors who serve a series of one-year terms. Under Delaware law, Directors owe fiduciary duties to the Company’s stockholders regardless of the length of their term.

In accordance with the Company’s Certificate of Incorporation and Delaware General Corporate Law, a change in the structure of the Board would require an amendment to the Certificate of Incorporation. Such an amendment would require a Board resolution to adopt the amendment followed by the affirmative vote of the holders of sixty-five percent (65%) or more of the outstanding shares of common stock entitled to vote. Therefore, adoption of this proposal would not in itself eliminate the classified structure of the Board, but rather be an advisory recommendation to the Board to consider taking the necessary steps to declassify the Board.

The Company and the Board are committed to good corporate governance practices that will benefit the Company’s stockholders. As the Company stated in its proxy statement for the 2005 annual meeting, the Nominating and Corporate Governance Committee continues to evaluate the classified board structure and may consider recommending to the Board the elimination of the classified board structure following any elimination of the Stockholder Rights Plan, however, it has not yet made any determination on this matter at this time. In addition, the Board has publicly stated that it would consider eliminating the classified board structure if a favorable resolution with Liberty were to be reached.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS STOCKHOLDER PROPOSAL CONCERNING THE ANNUAL ELECTION OF DIRECTORS, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY CARD.

EXECUTIVE OFFICERS OF NEWS CORPORATION

The executive officers of the Company at June 30, 2006 are set forth in the table below. Each holds the offices indicated until his successor is chosen and qualified at the regular meeting of the Board to be held following the annual meeting of the Company’s stockholders, and at other meetings of the Board as appropriate.

Name	Age	Position with the Company
K. Rupert Murdoch	75	Chairman and Chief Executive Officer

Peter Chernin	55	Director, President and Chief Operating Officer

David F. DeVoe	59	Director, Senior Executive Vice President and Chief Financial Officer

Roger Ailes	66	Chairman and Chief Executive Officer of Fox News Channel and Chairman of Fox Television Stations and Twentieth Television

Lawrence A. Jacobs	51	Senior Executive Vice President and Group General Counsel

None of the executive officers of the Company is related to any other executive officer or Director by blood, marriage or adoption, with the exception of Mr. L.K. Murdoch, a Director, who is the son of Mr. K.R. Murdoch, the Chairman and Chief Executive Officer of the Company.

Information concerning Messrs. K.R. Murdoch, Chernin and DeVoe can be found under the headings Election of Directors and Directors Continuing in Office.

Roger Ailes has been Chairman and Chief Executive Officer of FOX News Channel since 1996 and Chairman of Fox Television Stations and Twentieth Television since 2005. Prior to joining the Company, Mr. Ailes was President of CNBC from 1993 to 1996 and served as President of America’s Talking, an information talk channel that later became MSNBC.

Lawrence A. Jacobs has been a Senior Executive Vice President and Group General Counsel of the Company since January 2005. Mr. Jacobs served as the Company’s Deputy General Counsel from 1996 to 2004, as Executive Vice President from 2001 to 2004 and as Senior Vice President from 1996 to 2001. Mr. Jacobs has been a Director of NDS since August 2005 and served as a Director of Sky Brasil Servicos Ltda from 2002 to 2006 and a Director of Innova S. de R.L. de C.V. from 2002 to 2006. Mr. Jacobs has been a member of the Bar of the State of New York since 1982.

SECURITY OWNERSHIP OF NEWS CORPORATION

The following table sets forth the beneficial ownership of both Class A Common Stock and Class B Common Stock as of August 15, 2006 for the following: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Class B Common Stock; (ii) each member of the Board; (iii) each Named Executive Officer (as identified under “Executive Compensation and Other Information”) of the Company; and (iv) all Directors and executive officers of the Company as a group.

	Common Stock Beneficially Owned (1)
	Number of Shares Beneficially Owned		Option Shares and Restricted Stock Units (3)	Percent of Class (4)
Name (2)	Non-Voting Class A Common Stock	Voting Class B Common Stock (5)	Non-Voting Class A Common Stock	Non-Voting Class A Common Stock	Voting Class B Common Stock (5)

AE Harris Trust (6) c/o McDonald Carano Wilson LLP 100 W. Liberty Street 10th Floor Reno, NV 89501	60,144,206	297,280,548	0	2.8%	30.1%

Liberty Media Corporation (7) 12300 Liberty Boulevard Englewood, CO 80112	324,637,067	188,000,000	0	15.0%	19.1%

K. Rupert Murdoch (8)	64,175,948	307,947,777	12,000,000	3.5%	31.2%

Roger Ailes	58,471	0	975,000	*	0

José María Aznar	0	0	0	0	0

Peter L. Barnes	7,959	0	0	*	0

Chase Carey	0	0	0	0	0

Peter Chernin (9)	10,465	0	8,575,000	*	0

Kenneth E. Cowley AO	68,723	5	30,000	*	*

David F. DeVoe	8,160	0	1,610,000	*	0

Viet Dinh	0	1,010	0	0	*

Sir Roderick I. Eddington	174,777	0	120,000	*	0

Lawrence A. Jacobs	7,242	0	419,200	*	0

Andrew S.B. Knight	201,123	120,657	36,000	*	*

Lachlan K. Murdoch	1,056	7,057	1,820,000	*	*

Roderick R. Paige	0	0	0	0	0

Thomas J. Perkins	0	18,724	36,000	*	*

Arthur M. Siskind	33,226	10,934	1,720,000	*	*

Stanley S. Shuman (10)	326,515	60,996	42,000	*	*

John L. Thornton	0	0	0	0	0

All current Directors and executive officers as a group (18 members)	65,073,665	308,167,160	27,365,200	4.2%	31.2%

*	Represents beneficial ownership of less than one percent of the issued and outstanding Class A Common Stock or Class B Common Stock, as applicable, on August 15, 2006.
(1)	This table does not include, unless otherwise indicated, any shares of Class A Common Stock or any shares of Class B Common Stock or other equity securities of the Company that may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various Directors and officers serve as directors or trustees.
(2)	The address for all Directors and executive officers of News Corporation is c/o News Corporation, 1211 Avenue of the Americas, New York, NY 10036.
(3)	The number of option shares and restricted stock units reported reflects the number of option shares currently exercisable or that become exercisable within 60 days following August 15, 2006 and the number of restricted stock units (“RSUs”) that vest within 60 days following August 15, 2006.
(4)	Applicable percentage of ownership is based on 2,172,932,759 shares of Class A Common Stock and 986,530,368 shares of Class B Common Stock outstanding as of August 15, 2006, together with the exercisable stock options and vested RSUs, for such stockholder or group of stockholders, as applicable. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares issuable upon the exercise of options that are exercisable within 60 days of August 15, 2006 or RSUs that vest within 60 days of August 15, 2006 are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(5)	Beneficial ownership of Class B Common Stock as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act. Unless otherwise indicated, beneficial ownership of Class B Common Stock represents both sole voting and sole investment power.
(6)	Beneficial ownership of the Class A Common Stock is as of October 26, 2005 as reported on a Form 4 filed with the SEC on October 28, 2005. Beneficial ownership of the Class B Common Stock is as of April 26, 2005 as reported on a Schedule 13G/A filed with the SEC on April 27, 2005. Cruden Financial Services LLC, a Delaware limited liability company (“Cruden Financial Services”), the corporate trustee of the Harris Trust, has the powers to vote and to dispose or direct the vote and disposition of the reported Class B Common Stock. As a result of Mr. K.R. Murdoch’s ability to appoint certain members of the board of directors of Cruden Financial Services, Mr. K.R. Murdoch may be deemed to be a beneficial owner of the shares beneficially owned by the Harris Trust. Mr. K.R. Murdoch, however, disclaims any beneficial ownership of such shares. Beneficial ownership of non-voting Class A Common Stock reported includes 57,000 shares of Class A Common Stock over which Cruden Financial Services, sole trustee of the Harris Trust, has sole dispositive power.
(7)	Beneficial ownership of Class A Common Stock is as of December 9, 2004 as reported on Form 4 filed by Liberty Media Corporation (“Liberty”) on December 21, 2004. Beneficial ownership of Class B Common Stock is as of December 9, 2004 as reported on Schedule 13G/A filed by Liberty on December 21, 2004. Based on the Form 4, Liberty holds such shares through a number of its wholly owned subsidiaries.
(8)	Beneficial ownership reported includes 60,144,206 shares of Class A Common Stock and 297,280,548 shares of Class B Common Stock beneficially owned by the Harris Trust. Mr. K.R. Murdoch may be deemed to be a beneficial owner of the shares beneficially owned by the Harris Trust. Mr. K.R. Murdoch, however, disclaims any beneficial ownership of such shares. Beneficial ownership reported also includes 4,012,402 shares of Class A Common Stock and 10,646,571 shares of Class B Common Stock held by the K.R. Murdoch 2004 Revocable Trust of which Mr. K.R. Murdoch holds a beneficial and trustee interest. Beneficial ownership reported also includes 4,800 shares of Class A Common Stock and 4,540 shares of Class B Common Stock held by certain members of Mr. K.R. Murdoch’s family.
(9)	Beneficial ownership reported includes 1,400 shares of Class A Common Stock held by the Peter and Megan Chernin Revocable Trust of which Mr. Chernin holds a beneficial and trustee interest.
(10)	Mr. Shuman is a Director Emeritus.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth certain summary information concerning the compensation paid for the fiscal years ended June 30, 2006, 2005 and 2004 to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”) who served in such capacity for the Company on June 30, 2006.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary (1)	Bonus(2)	Other Annual Compensation (3)		Restricted Stock Unit Awards ($)		Number of Stock Options and SARs (#)	All Other Compensation (4)
K. Rupert Murdoch Chairman and Chief Executive Officer	2006 2005 2004	$4,508,694 4,508,725 4,509,000	$21,175,000 18,890,000 12,500,000		$218,645 230,921 211,322	$	— — —	0 0 0	$6,600 6,300 6,150

Peter Chernin President and Chief Operating Officer	2006 2005 2004	$8,100,008 8,319,737 8,296,000	$21,175,000 18,890,000 8,000,000		$188,617 243,895 134,834		$12,768,990 — —	0 500,000 500,000	$296,230 299,479 401,977

David F. DeVoe Senior Executive Vice-President and Chief Financial Officer	2006 2005 2004	$2,603,750 2,603,750 2,292,000	$6,235,000 5,778,000 2,350,000		$154,240 — —		$3,742,635 — —	0 250,000 250,000	$6,600 6,300 6,150

Roger Ailes Chairman and Chief Executive Officer of Fox News Channel, Chairman of Fox Television Stations and Twentieth Television	2006 2005 2004	$4,865,385 4,000,000 4,000,000	$3,432,000 3,313,000 3,114,000		$201,263 224,847 241,419		$7,274,576 — —	0 0 175,000	$6,600 6,300 6,150

Lawrence A. Jacobs Senior Executive Vice-President and Group General Counsel	2006 2005 2004	$1,322,115 1,172,115 900,000	$1,000,000 750,000 450,000	$	— — —		$2,689,574 — —	0 0 70,000	$6,600 6,300 6,150

(1)	Includes all amounts earned for the respective years, even if deferred under the Company’s 401(k) plan or pursuant to an employment agreement.
(2)	The fiscal 2006 and 2005 annual bonuses for Messrs. K.R. Murdoch, Chernin, and DeVoe were based on a computation of earnings per share growth as per their contractual terms. For Messrs. Chernin and DeVoe, the portion of each of their fiscal 2006 performance bonuses that was payable in cash was $13,087,500 and $4,617,500, respectively, and the remaining portion was paid in 426,782 and 85,356 time-vested, cash-settled RSUs (“Cash-Settled RSUs”), respectively, which will vest in three equal annual installments beginning on July 1, 2007. For Messrs. Chernin and DeVoe, the portion of each of their fiscal 2005 performance bonuses that was payable in cash was $11,945,000 and $4,389,000, respectively, and the remaining portion was paid in 422,188 and 84,438 Cash-Settled RSUs, respectively, which vest in three equal annual installments beginning on July 1, 2006. These Cash-Settled RSUs will be settled by a cash payment equal to the closing market price of the Class A Common Stock on the last trading date prior to the vesting date multiplied by the number of RSUs scheduled to vest on such date. Dividends payable on Class A Common Stock prior to the vesting of the RSUs are paid in the form of additional Cash-Settled RSUs. Messrs. K.R. Murdoch, Ailes and Jacobs’s bonuses were paid entirely in cash for all periods presented, and the fiscal 2004 bonuses for Messrs. Chernin and DeVoe were also paid entirely in cash.
(3)

In accordance with SEC rules, amounts totaling less than $50,000 have been omitted. The amounts of personal benefits shown in this column that represent more than 25% of the applicable Named Executive Officer’s total Other Annual Compensation include the personal use of Company aircraft by Mr. K.R. Murdoch in the amount of $121,676, $204,388 and $159,086 for fiscal 2006, 2005 and 2004, respectively, by Mr. Chernin in the amount of $137,565, $212,906 and $106,330 for fiscal 2006, 2005 and 2004 respectively and by Mr. DeVoe for fiscal 2006 in the amount of $154,240. These amounts have been calculated based on the incremental costs to the Company. For security reasons, the Company requires certain Named Executive Officers to use the Company aircraft for all travel. Beginning in May 2006, the Company paid $50,000 per month plus monthly maintenance and utility costs averaging approximately $500 per month for an apartment leased by the Company for Mr. K.R. Murdoch’s personal use. The Company provided a car and driver to Mr. Ailes for commuting purpose at a cost of $124,020, $111,620 and $110,835 for fiscal 2006, 2005 and 2004, respectively. The Company also provides personal security services to Mr. Ailes in connection with his business responsibilities. Although included in the amount of Mr. Ailes’s Other Annual Compensation, the Company considers the cost of the personal security, which equaled $77,243, $113,227 and $130,584 in fiscal 2006, 2005 and 2004, respectively, to be a business expense and not a personal benefit to Mr. Ailes.

(4)	This amount includes matching contributions under the Company’s 401(k) plan for all Named Executive Officers. In addition, Mr. Chernin’s amount includes earned interest on deferred compensation in excess of 120% of the long-term applicable federal rate determined pursuant to the SEC rules in the amount of $181,866, $163,884 and $138,491 for fiscal 2006, 2005 and 2004, respectively, and premiums paid on universal life insurance policies of $107,764, $129,295, and $257,336 for fiscal 2006, 2005 and 2004, respectively.

SUMMARY OF RESTRICTED STOCK UNITS (“RSUs”)

The following table sets forth certain summary information concerning the RSUs held by the Named Executive Officers during the fiscal year ended June 30, 2006, together with the 2006 fiscal year-end number and value of the unvested RSUs.

Name	Number of Shares of Class A Common Stock Acquired Upon Vesting	Value Realized on Vesting ($)	Number of Unvested RSUs at 2006 Fiscal Year End (1) (2)	Value of Unvested RSUs at 2006 Fiscal Year End ($) (3)
K. Rupert Murdoch	0	0	0	$0
Peter Chernin	0	0	1,295,692	$24,851,373
David F. DeVoe	0	0	340,139	$6,523,866
Roger Ailes	0	0	468,323	$8,982,435
Lawrence A. Jacobs	0	0	155,500	$2,982,490

(1)	All awards of RSUs to the Named Executive Officers were made pursuant to plans approved by the stockholders. The terms are governed by the News Corporation 2005 Long Term Incentive Plan and the individual Named Executive Officer’s award agreement and employment agreement. The payment of withholding taxes due upon vesting of the RSUs may generally be made in cash or by having full shares of Class A Common Stock withheld from the number of shares of such stock to be delivered to the Named Executive Officer.
(2)	The following table sets forth the number of RSUs granted in fiscal 2006:

Name	Fiscal 2005 performance bonus RSU grant (#)		Other RSU grants (#)		Total RSUs granted in Fiscal 2006 (#)
K. Rupert Murdoch	0		0		0
Peter Chernin	425,692	(a)	870,000	(b)	1,295,692
David F. DeVoe	85,139	(a)	255,000	(b)	340,139
Roger Ailes	0		468,323	(c)	468,323
Lawrence A. Jacobs	0		155,500	(d)	155,500

(a)	On August 15, 2005, the Company granted 422,188 and 84,438 Cash-Settled RSUs to Messrs. Chernin and DeVoe, respectively, as payment of a portion of each of their fiscal 2005 performance bonuses equal to $6,945,000 and $1,389,000, respectively. These amounts are included in the each of Messrs. Chernin and DeVoe’s fiscal 2005 bonus amounts under the “Annual Bonus” column in the above Summary Compensation Table. Messrs. Chernin and DeVoe have the right to receive dividend equivalents on unvested awards of RSUs but do not have any stockholder voting rights with respect to them. During fiscal 2006, a total of 3,504 and 701 Cash-Settled RSUs were granted as dividend equivalents to Messrs. Chernin and DeVoe, respectively, making the total number of unvested RSUs granted to them in relation to the fiscal 2005 performance grant equal to 425,692 and 85,139, respectively. The Cash-Settled RSUs vest in three equal annual installments beginning on July 1, 2006 and will be settled by a cash payment equal to the closing market price of the Class A Common Stock on the last trading date prior to the vesting date multiplied by the number of RSUs vesting on such date.
(b)	These RSUs were granted on October 20, 2005 and are cash-settled. The Named Executive Officers do not have the right to receive dividend equivalents on unvested awards of these RSUs and do not have any stockholder voting rights with respect to them. These Cash-Settled RSUs vest in four equal annual installments beginning on August 15, 2006 and will be settled by a cash payment equal to the closing market price of the Class A Common Stock on the last trading date prior to the vesting date multiplied by the number of RSUs vesting on such date. The aggregate grant-date value for the October 20, 2005 awards of RSUs is based on the $14.68 per unit value, which is equal to the closing price of the Class A Common Stock that underlie the RSUs on that grant date. The aggregate grant date value for each Named Executive Officer is included in the Summary Compensation Table above.

(c)	The 468,323 RSUs granted to Mr. Ailes in fiscal 2006 are all stock-settled. Of these RSUs, 134,990 were granted on October 20, 2005 and vest in four equal annual installments beginning on August 15, 2006. The remaining 333,333 RSUs were granted on December 16, 2005 pursuant to Mr. Ailes’s employment agreement and vest in five equal annual installments beginning on August 15, 2006. The RSUs will be settled by issuing Class A Common Stock on the vesting date. Mr. Ailes does not have the right to receive dividend equivalents on unvested awards of RSUs and does not have any stockholder voting rights with respect to them. The aggregate grant-date value for the awards of RSUs is based on the $14.68 per unit value for the October 20, 2005 grant and on the $15.88 per unit value for the December 16, 2005 grant. The per unit values equal the closing price of the Class A Common Stock that underlie the RSUs on the date of the respective grant. The aggregate grant date value for both the October 20, 2005 and December 16, 2005 RSU grant to Mr. Ailes is included in the Summary Compensation Table above.
(d)	The 155,500 RSUs granted to Mr. Jacobs in fiscal 2006 are all stock-settled. Of these RSUs, 55,500 were granted on October 20, 2005 and 100,000 were granted on May 25, 2006. These RSU grants vest in four equal annual installments beginning on August 15, 2006 and March 15, 2007, respectively. The RSUs will be settled by issuing Class A Common Stock on the vesting date. Mr. Jacobs does not have the right to receive dividend equivalents on unvested awards of RSUs and does not have any stockholder voting rights with respect to them. The aggregate grant-date value for the awards of RSUs is based on the $14.68 per unit value for the October 20, 2005 grant and $18.75 per unit value for the May 25, 2006 RSU grant date, the per unit values equal the closing prices of the Class A Common Stock that underlie the RSUs on the date of grant. The aggregate grant date value for both the October 20, 2005 and May 25, 2006 RSU grant to Mr. Jacobs is included in the Summary Compensation Table above.
(3)	The fiscal 2006 year end value of the unvested RSUs is based on the closing price of $19.18 for the Class A Common Stock on June 30, 2006.

SUMMARY OF OPTIONS/SARs

The following sets forth certain summary information concerning the exercise of stock options/SARs by the Named Executive Officers during the fiscal year ended June 30, 2006, together with the 2006 fiscal year end value of unexercised options/SARs.

Aggregated Option Exercises in Fiscal 2006 and 2006 Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)		Value of Unexercised In-The-Money Options/SARs at Fiscal Year End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
K. Rupert Murdoch	0	0	12,000,000	0	0	0
Peter Chernin	562,500	4,678,750	8,825,000	750,000	$20,252,304	$3,526,015
David F. DeVoe	225,000	1,697,400	1,737,500	372,500	$3,578,124	$1,744,824
Roger Ailes	157,500	1,337,250	931,250	43,750	$4,717,783	$318,216
Lawrence A. Jacobs	35,500	305,060	395,950	23,250	$1,633,543	$169,109

(1)	Value of the securities underlying the “in the money” options/SARs at 2006 fiscal year end minus the exercise price of the options/SARs based on the closing price of $19.18 for the shares of Class A Common Stock underlying the options/SARs at the end of the fiscal year.

PENSION PLANS

Under the terms of the News America Incorporated Employees’ Pension and Retirement Plan and the News America Publishing Incorporated Supplemental Executive Retirement Plan (collectively, the “News Corp Pension Plans”), an eligible employee will receive a benefit at retirement that is based upon (a) the employee’s number of years of benefit service from 1989 and final average compensation (salary and bonus) for the highest 60 consecutive months out of the final 120 months plus (b) the benefit calculated as of 1989 under the prior plan formula indexed for future increases in earnings. Compensation, for purposes of determining the amount of the benefit, is currently limited to $310,000 per year and integrated with social security.

For certain Named Executive Officers, News Corporation provides enhanced benefits where the compensation limit has been extended to $2,000,000 for Messrs. K.R. Murdoch, Chernin and DeVoe and to $1,000,000 for Mr. Jacobs. These benefits are paid without reduction for providing a full survivor annuity. The enhanced benefits are integrated with social security. In addition, Messrs. K.R. Murdoch, Chernin and DeVoe, as a minimum, receive an annual benefit of $500,000 adjusted annually for inflation. The benefits under the News America Incorporated Supplemental Executive Retirement Plan and the enhanced benefits are not subject to the Internal Revenue Code provisions that limit the compensation used to determine benefits and the amount of annual benefits payable under the News America Incorporated Employees’ Pension and Retirement Plan.

The table below illustrates, for representative average annual pensionable compensation and years of benefit service classifications, the retirement benefit payable to the Named Executive Officers under the News Corp Pension Plans and the enhanced benefits upon retirement in 2006 at age 65, based on the single line annuity form of benefit payment. For all the Named Executive Officers, the estimated benefits payable under the News Corp Pension Plans and the enhanced benefits, as of June 30, 2006, are based on the compensation limits stated above. Messrs. K R Murdoch, Chernin, DeVoe, Ailes and Jacobs have been credited with 54.3, 17.3, 23, 10.4 and 11 years of benefit service, respectively.

Pension Plan Table

Annual Remuneration	Equity Annual Pension for Years of Service
	10	15	20	35	50
$310,000	$46,525	$69,787	$93,050	$162,837	$209,337
$1,000,000	156,925	235,387	313,850	549,237	699,237
$2,000,000	601,056	601,056	633,850	1,109,237	1,409,237

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of June 30, 2006 with respect to the Company’s outstanding stock options and shares of Common Stock reserved for future issuance under the Company’s equity compensation plans, including the News Corporation 2004 Stock Option Plan (the “2004 Stock Option Plan”), the News Corporation 2004 Replacement Stock Option Plan (the “Replacement Plan” and together with the 2004 Stock Option Plan the “(2004 Plans”) and the News Corporation 2005 Long-Term Incentive Plan (the “2005 Plan”). All shares reflected in the table are shares of the Class A Common Stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options and RSUs (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by stockholders (1)
2005 Plan	15,933,264	—	149,066,736
2004 Plans	102,768,714	$18.31	—
Equity compensation plans not approved by stockholders	—	—	—
Total (2)	118,701,978	$18.31	149,066,736

(1)	Beginning June 30, 2005, no additional options may be granted under the 2004 Plans.
(2)	Does not include stock options to purchase an aggregate of 6,158,053 Class A Common Stock, at a weighted average exercise price of $12.83, granted under plans assumed in connection with acquisition transactions. No additional stock options may be granted under these assumed plans.

EMPLOYMENT AGREEMENTS

Summary of Peter Chernin’s Employment Agreement

NAI entered into an Amended and Restated Employment Agreement with Mr. Peter Chernin, the Company’s President and Chief Operating Officer, effective August 1, 2004 and expiring on June 30, 2009. NAI and Mr. Chernin subsequently agreed to amend the employment agreement on August 10, 2005, September 8, 2005 and August 8, 2006. Set forth below is a description of the employment agreement as amended. Mr. Chernin’s agreement provides that he will receive a base salary of $3,800,000 per year. Mr. Chernin is also eligible to receive an annual performance-based bonus based on the Company’s achievement of financial performance targets. For the fiscal years ended June 30, 2005 and 2006, the terms of Mr. Chernin’s annual performance-based bonus were set forth in his employment agreement. For the fiscal years ending June 30, 2007, 2008 and 2009, the Compensation Committee has determined annual performance-based bonus criteria for Mr. Chernin pursuant to the News Corporation 2005 Long-Term Incentive Plan, which bonus shall be payable pursuant to the terms of Mr. Chernin’s employment agreement. If the Compensation Committee certifies that the performance criteria have been met, Mr. Chernin’s will be determined by (i) calculating the percentage change in Adjusted Earnings Per Share (as defined in the employment agreement) of the Company for the fiscal year then ended and (ii) then determining the Required Amount (as defined in the employment agreement) of bonus payable in amounts ranging from $0 to $25 million based on guidelines in the agreement setting forth the required bonus amount for the corresponding percentage change in Adjusted Earnings Per Share. The first $5 million of the annual performance-based bonus will be payable in cash and the remaining balance will be payable one-half in cash and the other half in RSUs (paid in two equal annual installments for the fiscal year ending June 30, 2007 and one annual installment for the fiscal year ending June 30, 2008). The RSUs may be paid, at the Company’s discretion, in shares of Class A Common Stock or in cash equal to the value of the shares of Class A Common Stock subject to such RSUs. The number of RSUs to be delivered is equal to the applicable value divided by the Average Market Price (as defined in the employment agreement) of Class A Common Stock. Any bonus earned for the period ending June 30, 2009 will be payable solely in cash.

Pursuant to Mr. Chernin’s employment agreement, in August 2004, Mr. Chernin received a grant of stock appreciation rights on 500,000 shares of Class A Common Stock which vest as to 25% on each anniversary date after the date of grant. In addition, Mr. Chernin is also eligible to receive grants of annual equity-based awards in the form of stock, stock options or other stock-related grants in amounts equal to and on terms at least as favorable as grants made to other Company executives. Mr. Chernin may participate in the Company’s pension and welfare plans that are applicable to the Company’s senior executives, which generally include retirement plans, supplemental and excess retirement plans (“SERP”), group life insurance, accident and death insurance, medical and dental insurance, sick leave and disability plans and any plan or program providing fringe benefits or perquisites to the Company’s executive officers. In addition to these pension and welfare benefits, Mr. Chernin was entitled to monthly Company contributions of $41,667 through November 15, 2004 to a pension account, which earns a guaranteed annual rate of return and, commencing on August 1, 2004, a savings account with monthly Company contributions of $358,334, which both shall be fully vested at all times. The funds in the savings account are maintained in a grantor trust formed to hold the amounts described in Section 5(c) of the employment agreement. Mr. Chernin directs the investment of the assets in the grantor trust and their value fluctuates in accordance with the investment performance. The assets in the grantor trust are unsecured funds of the Company and may be used to satisfy the Company’s obligations in the event of bankruptcy or insolvency. The pension and savings account shall be paid in cash in a lump sum to Mr. Chernin upon his termination of employment with the Company or at a time otherwise elected by Mr. Chernin in accordance with procedures developed by the Company. Pursuant to the terms of his employment agreement, the Company will pay premiums under Mr. Chernin’s existing variable universal life insurance policies with a death benefit of $5 million. Mr. Chernin is also entitled to reimbursement, in accordance with the policies of the Company, for travel and other expenses incurred in his performance of the Company’s business, including, to the extent available, use of the Company jet for business travel.

If Mr. Chernin’s employment is terminated by the Company for cause, by reason of death or if Mr. Chernin resigns without good reason (as defined in the employment agreement), he is entitled to receive (i) a payment equal to his base salary accrued through the date of such termination or resignation, (ii) a payment of the pro-rata portion of his annual bonus, (iii) a payment of any bonus earned but not yet paid for any period ending prior to the date of such termination or resignation, (iv) a payment of the total accrued amount in Mr. Chernin’s pension account and savings account (as defined in the employment agreement), (v) a grant of stock appreciation rights or other equity-based awards that he may be eligible to receive prior to the date of such termination or resignation to the extent not yet granted and (vi) other benefits, such as enhanced SERP benefits, lifetime medical and life insurance and lifetime health and welfare benefits. Unvested equity awards would be forfeited upon such termination unless Mr. Chernin elects to enter into a post-termination production agreement. Good reason is defined under the employment agreement to include, among other things: any material reduction in Mr. Chernin’s benefits under any employee benefit plan or any material reduction in fringe benefits and perquisites provided to Mr. Chernin (unless failure to reduce such benefits would constitute a violation of applicable law); the assignment to Mr. Chernin of any duties inconsistent with his positions, duties and status with the Company; a change in Mr. Chernin’s reporting responsibilities, title or offices; and if any person other than Mr. K.R. Murdoch is Chairman and Chief Executive Officer of the Company. If Mr. Chernin terminates his employment without good reason to become the chief executive officer of another company engaged in material business that is competitive (as defined in the employment agreement) with the business conducted by the Company and such company is not a listed company and its direct or indirect parent is a listed company, the Company and its affiliates will have no claim for damages against Mr. Chernin or any other person or entity if Mr. Chernin has provided six months notice to the Company and obtained the consent of the Chairman.

If Mr. Chernin’s employment is terminated by the Company without cause, for reason of disability, or if Mr. Chernin resigns for good reason, he is entitled to receive the payments listed as (i) through (v) in the paragraph above in addition to: (a) full vesting and exercisability of outstanding unvested stock appreciation rights, stock options and other equity-based awards granted to him prior to, on or after his termination, and the ability to exercise such stock appreciation rights or stock options for their full ten-year term, as well as payment of all RSUs, (b) a lump sum cash amount of $40,000,000, (c) payment of all RSUs paid in accordance to the terms of the employment agreement and (d) other benefits, such as continued medical, disability, dental and life insurance coverage. If Mr. Chernin becomes subject to golden parachute excise taxes, the Company will pay him a “Gross-up Amount” (as defined in the employment agreement).

Within 30 days following the termination of Mr. Chernin’s employment for any reason (including for cause), except if Mr. Chernin resigns after declining to replace Mr. K.R. Murdoch as Chief Executive Officer of the Company (a “CEO Termination”) or he becomes a full-time employee of an entity that derives more than 10% of its revenue from film or television production, Mr. Chernin may require that the Company enter into a six-year motion picture production agreement and a six-year television production agreement with him. The motion picture production agreement will provide for the purchase by the Company of at least two motion pictures per year, and both the motion picture and television production agreements will contain terms relating to guarantees, fees and compensation at least as favorable as the most favorable agreements entered into by the Company and any other producer prior to the effective date of the employment agreement. Both production agreements will provide the Company with the first look with respect to any television programming or motion picture projects developed thereunder. During the term of the production agreements, Mr. Chernin’s equity awards under his employment agreement will continue to vest or be paid out on their original schedule and Mr. Chernin will continue to receive credit for age and service for the purposes of post-retirement benefits. During the term of his employment agreement and for one year thereafter, Mr. Chernin may not induce any employee of the Company or its affiliates to leave his or her employment or to provide services for any other person or entity.

Summary of David F. DeVoe’s Employment Agreement

On March 8, 2005, NAI entered into an employment agreement with Mr. David F. DeVoe, the Company’s Senior Executive Vice President and Chief Financial Officer, effective as of November 15, 2004 and expiring on

November 14, 2009. Under his employment agreement, Mr. DeVoe will continue to serve as Senior Executive Vice President and Chief Financial Officer of the Company, as well as Senior Executive Vice President and Chief Financial Officer of both NAI and FEG. Mr. DeVoe will also continue to serve as a Director on the Boards of Directors of the Company, NAI and FEG.

Pursuant to the terms of his employment agreement, Mr. DeVoe will receive a base salary at an annual rate of not less than $2,503,750 and will be eligible to receive an annual bonus. Mr. DeVoe will be entitled to participate in incentive or benefit plans or arrangements presently in effect or to be adopted by the Company applicable to senior executives of the Company, NAI or FEG, including any stock option or purchase plan, stock appreciation rights plan or any bonus or other incentive compensation plan and any profit sharing, pension, group medical, dental disability and life insurance or other similar benefits plan (collectively, the “Benefits”). Pursuant to the terms of his employment agreement, Mr. DeVoe will be provided with the use of an automobile, and the Company shall pay for the insurance, maintenance, fuel and telephone for such automobile. Pursuant to the terms of his employment agreement, Mr. DeVoe will continue to receive enhanced SERP and welfare benefits in certain events, including in the event of any termination of his employment agreement.

During any period that Mr. DeVoe fails to perform his duties as a result of incapacity and disability, NAI shall continue to pay Mr. DeVoe his full base salary, a minimum annual bonus equal to the average of the two immediately preceding annual bonuses paid to Mr. DeVoe and the Benefits or payments on account of the Benefits until the Mr. DeVoe returns to his duties or until Mr. DeVoe’s employment is terminated.

If Mr. DeVoe’s employment agreement is terminated by reason of his death, NAI will pay directly to his surviving spouse or legal representative of his estate, (i) for a period of one year (commencing with the date of termination) (a) an amount equal to and payable at the same rate as his then current base salary, (b) a minimum annual bonus equal to the average of the two immediately preceding annual bonuses paid to Mr. DeVoe and (c) the Benefits or payments on account of Benefits and (ii) any payment Mr. DeVoe’s surviving spouse, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy then provided to Mr. DeVoe or maintained by the Company.

If Mr. DeVoe’s employment is terminated for cause (as defined in the employment agreement), Mr. DeVoe will be entitled to receive his full base salary, a minimum bonus equal to the average of the two immediately preceding annual bonuses paid to Mr. DeVoe and the Benefits or payment on account of the Benefits through the date of termination from employment.

If Mr. DeVoe’s employment is terminated other than for disability, death or cause or if Mr. DeVoe terminates his employment due to (i) a breach of the employment agreement by NAI, which, if curable, is not cured within 20 days after written notice specifying such breach is given or (ii) the requirement that Mr. DeVoe be based outside the New York metropolitan area, Mr. DeVoe will be entitled to receive the compensation and other payments and Benefits through the term of his employment agreement and in the same manner as though he continued to be employed under the terms of his employment agreement. For this purpose, compensation will include a minimum annual bonus equal to the average of the two immediately preceding bonuses paid to Mr. DeVoe. In addition, Mr. DeVoe will not be required to seek or accept other employment during the term of his employment agreement and any amounts earned from any other employment during the term of his employment agreement will not reduce or otherwise affect the payments due to Mr. DeVoe.

The employment agreement provides that, if, in the future, the Company, NAI or FEG enters into agreements with their senior executives for the purpose of providing such executives with severance benefits in the event of a change of control of the Company, NAI or FEG, then the Company, NAI or FEG will enter into an agreement with Mr. DeVoe which affords him comparable benefits.

Summary of Roger Ailes’s Employment Agreement

On December 16, 2005, NAI and Roger Ailes entered into an Amended and Restated Employment Agreement effective as of August 15, 2005. Under the terms of his employment agreement, Mr. Ailes will serve for a five year term as Chairman and Chief Executive Officer of Fox News Channel and Fox Business Channel (the “Business Channel”), Chairman of Fox Television Stations (“FTS”) and Twentieth Television and Editor-in-Chief of Fox News.com. Each of the News Channel, the Business Channel, FTS, Twentieth Television and Fox News.com are subsidiaries of the Company.

Pursuant to the terms of his employment agreement, Mr. Ailes shall receive a base salary at an annual rate of $5,000,000 and an annual bonus of at least $1,000,000. Mr. Ailes will also be eligible to receive annual special performance-based bonuses based on the earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Fox News Channel (the “Fox News Channel Bonus”). Pursuant to the terms of his employment agreement, the performance-based bonus payable to Mr. Ailes for each fiscal year during the term of his employment agreement is based on a corresponding Fox News Channel EBITDA range established for such fiscal year. The performance-based bonus payable to Mr. Ailes in fiscal 2006 ranges from $0 to $2.5 million, with the high end of the range increasing each year up to $6.5 million in the final fiscal year of his employment agreement.

Upon signing of his employment agreement, Mr. Ailes received a one-time grant of 333,333 RSUs (“Bonus RSUs”), which vest in five, equal annual installments, beginning on August 15, 2006. The Bonus RSUs may be paid, at the Company’s discretion, in shares of Class A Common Stock, in cash equal to the value of the shares of Class A Common Stock subject to the Bonus RSUs or in a combination of cash and shares of Class A Common Stock. In addition, Mr. Ailes will be entitled to receive bonus shares of Class A Common Stock as performance-based compensation upon the occurrence of certain milestones relating to the Business Channel.

Pursuant to the terms of his employment agreement, Mr. Ailes will be entitled to participate in any equity, profit-sharing, pension, group medical, dental, disability and life insurance and other similar benefit plans presently in effect or to be adopted by the Company that are applicable to the highest level of senior executives of the Company. In addition, Mr. Ailes will be entitled to participate in, and the Company will pay for, group medical, dental, disability and life insurance and other similar benefit plans presently in effect or to be adopted by the Company that is applicable to the highest level of senior executives of the Company during his lifetime.

The employment agreement provides Mr. Ailes with the use of an automobile and driver, use of the Company jet or charter jet for business travel and security services.

If Mr. Ailes’s employment is terminated by reason of his death, his estate or beneficiaries shall be entitled to: (i) his base salary through the date of death; (ii) the full minimum bonus for the fiscal year in which his death occurs and one-half of the minimum bonus for the next fiscal year; (iii) exercise any stock options, including any unvested stock options which shall immediately vest as of the date of death, for a period of twelve months following the date of death; (iv) payment of any unvested Bonus RSUs and Bonus Stock; and (v) any other or additional benefits in accordance with applicable plans or programs of the Company.

If Mr. Ailes’s employment is terminated by reason of his disability (as defined in the employment agreement), he shall be entitled to: (i) his base salary through the one year anniversary of the date of termination; (ii) the full minimum bonus for the fiscal year in which termination occurs and one-half of the minimum bonus for the next fiscal year; (iii) the right to exercise any stock options, including any unvested stock options which shall immediately vest as of the date of termination, for a period of twelve months following the date of termination; (iv) payment of any unvested Bonus RSUs and Bonus Stock; (v) continued participation for life in medical, dental, hospitalization and life insurance coverage and in all other employee plans and programs in which he was participating on the date of termination in accordance with the terms of such plans; and (vi) any other or additional benefits in accordance with applicable plans and programs of the Company.

If Mr. Ailes’s employment is terminated for cause (as defined in the employment agreement), Mr. Ailes shall be entitled to receive his full base salary through the date of termination.

If Mr. Ailes’s employment is terminated other than for death, disability or cause, Mr. Ailes will be entitled to: (i) his base salary plus the applicable minimum bonus for the period from the date of termination to the end of the original term of the employment agreement; (ii) a payment equal to one-half of each of the high end target Fox News Channel Bonus payments for the period from the date of termination to the end of the original term of the employment agreement; (iii) the right to exercise any stock options, including any unvested stock options which shall immediately vest as of the date of termination, for a period of twelve months following the date of termination; and (iv) payment of any unvested Bonus RSUs and Bonus Stock.

Summary of Lawrence A. Jacobs’s Employment Agreement

NAI entered into an employment agreement with Mr. Lawrence A. Jacobs, the Company’s Senior Executive Vice President and Group General Counsel, dated as of January 1, 2005 and expiring on December 31, 2009. Under his employment agreement, Mr. Jacobs will also serve as Senior Executive Vice President and Group General Counsel of NAI and FEG. Mr. Jacobs will also serve as a member of the Office of the Chairman of the Company, as well as a member of the Executive Management Committee of the Company. In such capacities, Mr. Jacobs shall have charge and supervision of all legal matters and affairs of the Company, NAI, FEG and their subsidiaries and divisions.

Pursuant to the terms of his employment agreement, Mr. Jacobs will receive a base salary at an annual rate of not less than $1,250,000 and will be eligible to receive a discretionary annual bonus. Mr. Jacobs will be entitled to participate in incentive or benefit plans or arrangements presently in effect or to be adopted by the Company applicable to senior executives of the Company, including any stock option or purchase plan, stock appreciation rights plan or any bonus or other incentive compensation plan and any Benefits. Pursuant to the terms of his employment agreement, Mr. Jacobs will be provided with a car allowance in the amount of $1,200 per month. During the term of his employment, Mr. Jacobs is entitled to reimbursement for all expenses reasonably incurred by him in connection with the performance of the Company’s business.

During any period that Mr. Jacobs fails to perform his duties as a result of incapacity and disability, NAI shall continue to pay Mr. Jacobs his full base salary until he returns to his duties or until twelve months after his employment is terminated. In addition, Mr. Jacobs, his surviving spouse and eligible dependents shall continue to be provided with NAI health and welfare benefits on the same terms and conditions as apply to the highest paid group of executives at NAI or the Company.

If Mr. Jacobs’s employment agreement is terminated by reason of his death, NAI will pay directly to his surviving spouse or legal representative of his estate, (i) for a period of one year (commencing with the date of termination) an amount equal to and payable at the same rate as his then current base salary and (ii) any payment Mr. Jacobs’s spouse, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy then provided to Mr. Jacobs or maintained by the Company. In addition, Mr. Jacobs’ surviving spouse and eligible dependents shall continue to be provided with NAI health and welfare benefits on the same terms and conditions as apply to the highest paid group of executives at NAI or the Company.

If Mr. Jacobs’s employment agreement is terminated for cause (as defined in his employment agreement), Mr. Jacobs will be entitled to receive his full base salary through the date of termination.

If Mr. Jacobs’s employment is terminated other than for disability, death or cause or if Mr. Jacobs terminates his employment due to (i) a breach of the employment agreement by NAI, which, if curable, is not cured within 20 days after written notice specifying such breach is given or (ii) the requirement that Mr. Jacobs be based outside the New York metropolitan area, Mr. Jacobs will be entitled to receive the compensation and other payments and Benefits through the term of his employment agreement in the same manner as though he continued to be employed under the terms of his employment agreement. For this purpose, compensation will include a minimum bonus equal to the average of the two immediately preceding bonuses paid to Mr. Jacobs. In addition, Mr. Jacobs will not be required to seek or accept other employment during the term of his employment agreement and any amounts earned from any other employment during the term of his employment agreement will not reduce or otherwise affect the payments due to Mr. Jacobs.

Annual Bonus Guidelines

On July 28, 2005, the Company entered into letter agreements with Messrs. K.R. Murdoch and DeVoe establishing performance goals for annual bonus payments for the fiscal years ended June 30, 2005 and 2006 and the fiscal years ending June 30, 2007, 2008 and 2009 to be made under the 2005 Plan. The award of the annual bonuses pursuant to the respective letter agreements will be made following the Compensation Committee’s certification of the final results of the Company on which the bonus is based, and is contingent on continued employment with the Company or an affiliate of the Company. Pursuant to their respective letter agreements, the annual bonus for Mr. K.R. Murdoch will be payable in cash, and the annual bonus for Mr. DeVoe will be payable either in a combination of cash and Cash-Settled RSUs or in a combination of cash and RSUs settled in shares of Class A Common Stock.

Pursuant to the terms of the letter agreements, the annual performance-based bonus is linked to the Company’s performance and involves the following calculation:

•	Determining the prior year adjusted earnings per share (“EPS”)

•	Determining the current year adjusted EPS

•	Calculating the percentage change in adjusted EPS

The percentage change in adjusted EPS calculation corresponds with permissible high/low compensation levels. Based on the percentage change in adjusted EPS calculation, Mr. K.R. Murdoch could receive a bonus between $0 and $25 million, and Mr. DeVoe could receive a bonus between $0 and $7 million. These performance goals for annual bonus payments for Messrs. K.R. Murdoch and DeVoe are substantively similar to the performance goals for annual bonus payments applicable to Mr. Chernin pursuant to the terms of Mr. Chernin’s employment agreement, which is described above.

REPORT OF THE COMPENSATION COMMITTEE

The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

The Compensation Committee is comprised entirely of independent directors as required under the NYSE listing standards. The Compensation Committee’s responsibilities include:

•	oversight of executive compensation objectives and policies, including the compensation for the Company’s Chief Executive Officer;

•	review and approval of compensation, benefits and terms of employment of senior employees including all executive officers included in the Summary Compensation Table (the “Named Executive Officers”);

•	oversight of the administration of the Company’s incentive compensation plans and equity-based plans;

•	review of the compensation of non-executive directors for service on the Company’s Board; and

•	review and development of the Company’s executive succession plans.

Executive Compensation Philosophy

The Company’s executive compensation program is intended to ensure that executives are incentivized and compensated in a way that advances the interests of stockholders while also ensuring that the Company is able to attract and retain executive management talent. Executive compensation at the Company is generally paid in three key components:

•	A base salary;

•	A performance-based or merit-based annual bonus, which may be paid in cash, RSUs that are cash or stock-settled, or a combination of these; and

•	Periodic (generally annual) grants of long-term stock-based compensation, such as stock options, RSUs and/or restricted stock, which may be subject to performance-based and/or service-based vesting requirements

The Compensation Committee approves all policies, plans and compensation programs in which Named Executive Officers of the Company participate. For other executive officers of the Company, the Compensation Committee makes compensation determinations based on various factors including an executive’s experience, tenure, responsibilities and individual performance, as well as a review of competitive data for a variety of comparable companies, including the Company’s direct competitors identified in the Peer Group Index on page 47 and, where applicable for the position, other large U.S. companies. For Messrs. K.R. Murdoch, Chernin and DeVoe, the Compensation Committee has established performance goals that links their compensation to a calculation based upon the change in the Company’s adjusted earnings per share (“EPS”).

To assist with the compilation and review of comparative compensation data, the Compensation Committee retains an independent compensation consulting firm with extensive experience in compensation practices.

Components of Executive Compensation

For each of the executive officers, the Compensation Committee establishes compensation levels which take into account all factors that the Compensation Committee deems relevant, including, but not limited to, the individual’s functional responsibilities and leadership activities and a review of compensation data for executives at comparable companies both within the media industry and more broadly.

Base Salary

Generally, executive officers’ base salaries are set pursuant to each executive officer’s employment agreement, where applicable. The Compensation Committee reviews management recommendations concerning appropriate base salaries of executive officers which take into consideration a variety of factors, including:

•	The nature and responsibility of the position, and to the extent available, salary norms for persons in comparable positions at comparable companies (primarily large, diversified publicly-held corporations, with a particular focus on major media companies);

•	The experience of the individual executive officer; and

•	The recommendations of the Company’s Chief Executive Officer (except in the case of his own compensation).

Among the Named Executive Officers whose compensation is reported in the Summary Compensation Table on page 29, all but Mr. K.R. Murdoch are employed pursuant to agreements described under “Employment Agreements” above. Each employment agreement provides for a specified or minimum base salary. The employment agreements of some Named Executive Officers permit an adjustment in base salary at the Compensation Committee’s discretion. When considering whether to adjust the base salary of all the Named Executive Officers, the Compensation Committee considers factors such as:

•	individual performance;

•	assumption of new responsibilities;

•	competitive pay data from comparable companies;

•	the Company’s retention efforts; and

•	the Compensation Committee’s overall compensation philosophy.

Each of the Named Executive Officer’s base salary is shown in the “Salary” column of the Summary Compensation Table.

Bonuses

The Company also grants annual bonuses to motivate its executive officers, including the Company’s Chief Executive Officer, to work effectively to achieve the Company’s corporate performance objectives and to reward them when those objectives are met or exceeded.

For Messrs. K.R. Murdoch, Chernin and DeVoe, the Compensation Committee has adopted a methodology for calculating an annual performance-based bonus which is linked to the Company’s performance. The methodology was approved by the Compensation Committee in fiscal year 2005 and will remain effective through fiscal year 2009. This methodology involves the following calculation:

•	Determining the prior year adjusted EPS

•	Determining the current year adjusted EPS

•	Calculating the percentage change in adjusted EPS

“Adjusted EPS” is calculated by dividing adjusted net income by the diluted weighted average shares outstanding of the combined classes of the Company’s common stock for the respective fiscal year. “Adjusted net income” is defined as net income determined in accordance with U.S. generally accepted accounting principles and adjusted by eliminating the effect on net income of the following items:

•	Non-cash intangible asset impairment charges and write-downs on investments to realizable values;

•	Gains or losses on the sale or other disposition of businesses or investments;

•	Items classified as “extraordinary items”;

•	The impact of changes in accounting in the fiscal year of such change (with the intent being to measure adjusted net income in each fiscal year on the same bases of accounting);

•	Costs of material business restructurings, reorganizations and relocations; and

•	Gains and losses from capital and debt issuances and retirements.

The Compensation Committee ties the percentage change in adjusted EPS calculation with the executive’s compensation level by setting forth the range in the percentage change in adjusted EPS with corresponding permissible high/low compensation levels. Based on the percentage change in adjusted EPS calculation, Messrs. K.R. Murdoch and Chernin could receive a bonus between $0 and $25 million, and Mr. DeVoe could receive a bonus between $0 and $7 million. Bonuses paid under this methodology are in the form of cash or a combination of cash and stock-settled RSUs or a combination of cash and Cash-Settled RSUs.

Upon signing of his employment agreement in fiscal year 2006, Mr. Ailes received a grant of 333,333 RSUs, which vest in five, equal annual installments, beginning on August 15, 2006. Upon vesting, these RSUs will be paid in shares of Class A Common Stock.

Under the terms of his employment agreement, Mr. Ailes receives a minimum annual bonus of $1 million. In addition, Mr. Ailes is entitled to an annual performance-based bonus, which is determined based upon the financial performance of the Fox News Channel. Pursuant to the terms of his employment agreement, the performance-based bonus payable to Mr. Ailes for each fiscal year during the term of his employment agreement is based on a corresponding Fox News Channel EBITDA range established for such fiscal year. The performance-based bonus payable to Mr. Ailes in fiscal 2006 ranges from $0 to $2.5 million, with the high end of the range increasing each fiscal year. In the final fiscal year of his employment agreement, the maximum bonus payable under this arrangement is $6.5 million.

The annual bonus for Mr. Jacobs is based principally on the Company’s overall performance and the officer’s attainment of individual goals.

The Compensation Committee believes that this incentive structure fosters a performance-driven, pay-for-performance culture.

The cash and equity components of the annual bonus for fiscal year 2006 awarded to each of the Named Executive Officers are shown in the “Annual Bonus” column of the Summary Compensation Table.

Stock-Based Compensation

The Compensation Committee grants awards of stock-based compensation designed to (i) reward the Company’s key employees for achieving and exceeding the Company’s long-term goals, (ii) drive stockholder return, (iii) foster stock ownership and (iv) align the interests of the Company’s management with those of the stockholders. The Company’s 2005 Plan provides the Compensation Committee with flexibility to structure compensation awards to better reflect U.S. corporate pay practices by allowing for awards of stock options, stock appreciation rights, restricted and unrestricted shares of Class A Common Stock, restricted stock units and other forms of equity and equity-based awards.

The factors considered in determining the size of stock-based compensation awarded to executive officers include (i) the Company’s goals with respect to its long-term incentive program, (ii) market data on total compensation packages and (iii) the value of long-term incentive grants at peer group companies including those listed in the Peer Group Index on page 47.

In July 2005, the Compensation Committee approved awards of RSUs under the 2005 Plan to the Named Executive Officers, with the exception of Mr. K.R. Murdoch. The RSUs awarded vest annually in increments of twenty-five percent (25%) of the grant beginning on August 15, 2006, contingent on the individual grantee’s continued employment at the Company or its affiliates. The RSUs are payable in shares of Class A Common Stock upon vesting, except for executive officers who are also Directors of the Company, who received Cash-Settled RSUs.

The Compensation Committee also made an award of RSUs to Mr. Jacobs in May 2006. The RSUs awarded vest in annual increments of twenty-five percent (25%) of the grant beginning on March 15, 2007, contingent upon Mr. Jacobs’s continued employment at the Company or its affiliates. The RSUs are payable in shares of Class A Common Stock upon vesting. The Compensation Committee considers this additional award to be appropriate based on the factors listed above and consistent with the Compensation Committee’s overall executive compensation philosophy.

Other Benefits

The Compensation Committee believes that offering certain perquisites helps in the operation of the business as well as assists the Company to recruit and retain key executives. Some perquisites are intended to serve a specific business need for the benefit of the company; however, it is understood that some may be used for personal reasons as well. When perquisites are utilized for purely personal reasons, the cost is imputed to the Named Executive Officer as income and the Named Executive Officer is responsible for all applicable taxes. The executive officers of the Company are eligible for life insurance benefits on the same terms applicable to the Company’s other employees. In addition, Mr. Chernin is provided with executive life insurance. The cost of the Company’s premiums for Mr. Chernin’s executive life insurance program is included in the All Other Compensation column of the Summary Compensation Table.

Messrs. Murdoch, Chernin, DeVoe and Ailes are required to use the Company aircraft for all travel for safety and security reasons. The value of aircraft usage attributable to personal travel is calculated based on the incremental cost to the Company. In addition, the Company provides automobiles to certain of the Named Executive Officers of the Company. As required by applicable rules and regulations, the amounts of perquisites for each Named Executive Officer is disclosed in the Other Annual Compensation column of the Summary Compensation Table.

There are no change-in-control provisions in the employment agreements of the named executive officers with the Company.

Compensation of the Chief Executive Officer

The Company’s Chief Executive Officer is not employed pursuant to an employment agreement. In determining the compensation appropriate for Mr. K.R. Murdoch, the Compensation Committee considered the following factors:

•	The assessment of Mr. K.R. Murdoch’s individual leadership and performance displayed throughout the year;

•	The belief that a significant portion of Mr. K.R. Murdoch’s compensation should be performance-related;

•	The advice of the Compensation Committee’s independent compensation consultant; and

•	The compensation of other chief executive officers in the entertainment and media industry and other large public companies.

In fiscal year 2005, Mr. K.R. Murdoch earned a base salary of $4,508,725. For the fiscal year 2006, Mr. K.R. Murdoch’s base salary was $4,508,694.

Based on the calculations set forth under Bonus above, the Compensation Committee determined that the adjusted EPS percentage increase was 32.35% , and approved an annual performance-based bonus of

$21,175,000 to Mr. K.R. Murdoch for fiscal year 2006. Mr. K.R. Murdoch did not receive any awards of stock-based compensation in fiscal year 2006.

Review of All Components of Executive Compensation

The Compensation Committee reviewed all components of each Named Executive Officer’s compensation for fiscal 2006, including base salary, bonus, stock-based compensation, realized and unrealized stock option gains and the value of RSUs, as well as the dollar value to the executive officer and cost to the Company of all perquisites and other personal benefits. A summary setting forth all the above components and affixing dollar amounts to each component is reviewed by the Compensation Committee. Based on this review and following an assessment of the Company’s performance and each Named Executive Officer’s performance, the Compensation Committee finds such total compensation, in the aggregate, to be reasonable and appropriate.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code generally limits to $1 million the federal tax deductibility of compensation (including stock options and RSUs) paid in one year to the Named Executive Officers. The deductibility of deferred compensation paid to an executive officer when he is no longer subject to Section 162(m) is not subject to this limitation. Performance based compensation (including stock options and RSUs) is also subject to an exception, provided such compensation meets certain requirements, including stockholder approval.

The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company to the extent reasonably practicable and to the extent consistent with its other compensation objectives. However, the Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in certain non-deductible compensation expenses. For compensation earned in fiscal year 2006, a portion of the salary and other compensation received by certain executive officers is not deductible.

Section 409A of the Internal Revenue Code

The American Jobs Act of 2004 added Section 409A to the Code and significantly changed the tax rules governing deferred compensation arrangements. The Compensation Committee, with management, will continue to review the provisions of Section 409A and the rulings and regulations promulgated thereunder and is evaluating how to comply and to adapt its various deferred compensation arrangements to them.

THE COMPENSATION COMMITTEE

Andrew S.B. Knight (Chairman)
Sir Roderick I. Eddington
Thomas J. Perkins
John L. Thornton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of the following Non-Executive Directors:

Andrew S.B. Knight (Chairman)

Sir Roderick I. Eddington

John L. Thornton

Thomas J. Perkins

The Compensation Committee consists entirely of Directors whom the Board has determined are independent in accordance with the NYSE listing standards. There are no interlocking relationships as defined in the applicable SEC rules.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act or the Exchange Act or incorporated by reference in any document so filed.

In accordance with its written charter, the Audit Committee assists the Board in its oversight of (i) integrity of the Company’s financial statements and the Company’s financial reporting processes and systems of internal control, (ii) the qualifications, independence and performance of the Company’s independent registered public accounting firm and the performance of the Company’s corporate auditors and corporate audit function, (iii) the Company’s compliance with legal and regulatory requirements involving financial, accounting and internal control matters, (iv) oversees investigations into complaints concerning financial matters, and (v) risks that may have a significant impact on the Company’s financial statements. The Audit Committee provides an avenue of communication among management, the independent registered public accounting firm, the corporate auditors and the Board of Directors. Management has the primary responsibility for the preparation of the Company’s financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm has the responsibility for the audit of those financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In discharging its oversight responsibility as to the audit process, the Audit Committee (i) obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” (ii) discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence, and (iii) considered whether the non-audit services provided to the Company by Ernst & Young LLP are compatible with maintaining the accountants’ independence. The Audit Committee reviewed with both the independent registered public accounting firm and the corporate auditors their identification of audit risks, audit plans and audit scope. The Audit Committee discussed with management, the independent registered public accounting firm and the corporate auditors the corporate audit function’s organization, responsibilities, budget and staffing.

The Audit Committee also discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Audit Committee met with each of the independent registered public accounting firm and the corporate auditors, both with management present and in private sessions without management present, to discuss and review the results of the independent registered public accounting firm’s audit of the financial statements, including the independent registered public accounting firm’s evaluation of the accounting principles, practices and judgments applied by management, the results of the corporate audit activities and the quality and adequacy of the Company’s internal controls.

The Audit Committee discussed the interim financial information contained in each of the quarterly earnings announcements with Company management and the independent registered public accounting firm. The Audit Committee also reviewed the audited financial statements of the Company as of and for the fiscal year ended June 30, 2006 with management and the independent registered public accounting firm.

At three of its meetings during fiscal year 2006 and one meeting during fiscal year 2007, the Audit Committee met with members of management, the independent registered public accounting firm and the corporate auditors to review the fiscal 2006 certifications provided by the Chief Executive Officer and the Chief Financial Officer under the Sarbanes-Oxley Act, the respective rules and regulations of the SEC and the overall certification process. At these meetings, management reviewed with the Committee each of the Sarbanes-Oxley Act certification requirements including whether there were any (i) significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Based on the above-mentioned review and discussions with management, the independent registered public accounting firm and the corporate auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the SEC. The Audit Committee also recommended the reappointment, subject to stockholder ratification, of E&Y as the Company’s independent registered public accounting firm, and the Board concurred in such recommendation.

THE AUDIT COMMITTEE

Sir Roderick I. Eddington (Chairman)
Peter Barnes
Andrew S.B. Knight
Thomas J. Perkins

FIVE-YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN

(June 30, 2001 – June 30, 2006)

The following graph compares the cumulative total return to stockholders of a $100 investment in the Company’s Class A Common Stock and Class B Common Stock for the five-year period from June 30, 2001 through June 30, 2006, with a similar investment in the Standard & Poor’s 500 Stock Index and the market value weighted returns of a Peer Group Index and assumes reinvestment of dividends. The Peer Group Index, which consists of media and entertainment companies that represent the Company’s competitors in the industry, includes The Walt Disney Company, Time Warner Inc. (created by the merger of AOL and Time Warner in January 2001), CBS Corporation (formerly Viacom, Inc.) (Class B common stock) and Viacom Inc. (created on December 31, 2005 by the separation of the company formerly known as Viacom, Inc. into two publicly held companies, CBS Corporation and Viacom, Inc.)(Class B common stock).

	6/30/01	6/30/02	6/30/03	6/30/04	6/30/05	6/30/06
News Corporation Class A Common Stock (NWS/A)	$100	$61	$78	$104	$103	$123
News Corporation Class B Common Stock (NWS)	$100	$62	$82	$96	$92	$110
S&P 500 Stock Index	$100	$82	$82	$98	$104	$113
Peer Group Index	$100	$48	$49	$51	$48	$52

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Arrangements between News Corporation and Director-Related Persons or Entities

Directors of News Corporation and directors of its related parties, or their director-related entities, conduct transactions with subsidiaries of News Corporation that occur within a normal employee, customer or supplier relationship on terms and conditions no more favorable than those with which it is reasonable to expect the entity would have adopted if dealing with the director or director-related entity at arm’s length in similar circumstances.

Mr. Aznar, a Director of the Company, holds a 50% interest in Famaztella S.L. (“Famaztella”), a private consulting firm, which provided advisory services to the Company related to its global corporate strategy. The consultancy agreement between Famaztella and the Company was terminated on June 20, 2006. The fees paid by the Company to Famaztella were €120,000 for the fiscal year ended June 30, 2006.

Freud Entertainment Limited, which is controlled by Matthew Freud, Mr. K.R. Murdoch’s son-in-law, provided external support to the press and publicity activities of the Company during the fiscal year 2006. The fees paid by the Company to Freud Entertainment Limited were approximately $502,860 for the fiscal year ended June 30, 2006.

Mr. David F. DeVoe Jr. is the son of Mr. David F. DeVoe, a Director and Chief Financial Officer of the Company, and is a salaried employee of FEG, serving as its Deputy Chief Financial Officer and as an Executive Vice President.

Mr. Shuman, Director Emeritus of the Company, is also the Managing Director of Allen & Company LLC, a United States-based investment bank, which provided investment advisory services to the Company related to the Company’s sale of its TSL Education Ltd. Division. The fees paid by the Company to Allen & Company were $6.1 million for the fiscal year ended June 30, 2006.

Agreement with Lachlan K. Murdoch

On July 28, 2005, Mr. L.K. Murdoch, the Company’s former Deputy Chief Operating Officer, announced his resignation from all of his executive positions with the Company, effective August 31, 2005. The Company entered into a letter agreement with Mr. L.K. Murdoch dated July 28, 2005. The letter agreement provides that Mr. L.K. Murdoch will be available to advise and consult with the Company on such matters and in such manner as the Company may from time to time request for a two-year period commencing on the effective date of resignation. The letter agreement also describes the transition and separation benefits to be provided to Mr. L.K. Murdoch. Pursuant to the terms of the letter agreement, the Company and Mr. L.K. Murdoch agreed that Mr. L.K. Murdoch shall continue to provide advisory services as needed to the Company for a two-year period, and that Mr. L.K. Murdoch shall not engage in business which is directly competitive with the business carried on by the Company or by any of its affiliates or solicit any employees of the Company to engage in a directly competitive business for a two-year period. The Company and Mr. L.K. Murdoch also agreed that the Company shall provide Mr. L.K. Murdoch with: (1) a separation cash payment equal to his salary and bonus for fiscal year ended 2005; (2) continued vesting of his outstanding stock options and stock appreciation rights for as long as he continues to serve as a Director of the Company and is not in breach of this letter agreement; and (3) continued medical benefits during the two-year period.

Arrangement with the Murdoch Interests

On October 7, 2004, Mr. K.R. Murdoch and certain trusts, the beneficiaries of which include Mr. Murdoch and members of his family (the “Murdoch Interests”), entered into an agreement (the “Murdoch Agreement”), which restricted the right of the Murdoch Interests to acquire further shares of the Company’s voting Class B Common Stock, and to transfer existing stock, in the Company. The Murdoch Agreement expired by its terms following Liberty’s acquisition of shares of the Company’s voting Class B Common Stock, which increased Liberty’s ownership stake in the Company’s voting Class B Common Stock to 17%. See Proposal 3 “Background; Rationale for the Rights Plan.”

Cruden / QPL Transaction

In connection with its reincorporation to the United States from Australia which was completed on November 12, 2004, the Company acquired from certain trusts the beneficiaries of which include Mr. K.R. Murdoch, members of his family and certain charities (the “Murdoch Trusts”), the 58.34% shareholding in QPL not already owned by the Company through the acquisition of certain companies (the “Cruden / QPL Transaction”). Prior to the reincorporation, QPL owned a publishing business which included two metropolitan and eight regional newspapers in Queensland, Australia, as well as shares of TNCL. The terms of the Cruden / QPL Transaction were agreed between the Murdoch Trusts and the Company, acting through a special committee of the Board (the “Special Committee”) which was established to evaluate the reincorporation and related transactions. The Special Committee was advised by its independent legal and financial advisors.

As part of the Cruden / QPL Transaction, the Company entered into the Kayarem Share Exchange Agreement, pursuant to which the Company acquired 100% of Karholt Pty Limited, formally known as Kayarem Pty Limited. In February 2005, the Special Committee approved an amendment to the Kayarem Share Exchange Agreement (the “KSEA”) to permit the issuance of shares of Class A Common Stock to the Harris Trust, in lieu of cash, pursuant to the adjustment provision of the KSEA. The Company’s stockholders approved such issuance of shares at the Company’s 2005 annual meeting of stockholders, and in October 2005, 2,212,807 shares were issued to the Harris Trust. The Company’s Chairman and Chief Executive Officer, Mr. K.R. Murdoch, is deemed to be an associate of the Harris Trust. In addition, two of the Company’s Directors, Messrs. DeVoe and Siskind serve as directors of the corporate trustee of the Harris Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s Directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the SEC and the NYSE. Directors, officers and beneficial owners of more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of the reports they file.

We believe that all of our current and former Directors and executive officers reported on a timely basis all transactions required to be reported by Section 16(a) during the fiscal year ended June 30, 2006, with the exception of one report for each of Messrs. Dinh and Perkins covering one transaction for each of them, and two reports for each of Messrs. Chernin and DeVoe covering one transaction for each such report.

ANNUAL REPORT ON FORM 10-K

The Company filed its Annual Report on Form 10-K for the year ended June 30, 2006 with the SEC on August 23, 2006. The Annual Report on Form 10-K, including all exhibits, can also be found on the Company’s website: www.newscorp.com and can be downloaded free of charge. Paper copies of the Annual Report on Form 10-K may be obtained without charge from the Company, and paper copies of exhibits to the Annual Report on Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the Corporate Secretary by mail at 1211 Avenue of the Americas, New York, New York 10036, by telephone at (212) 852-7000 or by email at corporatesecretary@newscorp.com.

2007 STOCKHOLDER PROPOSALS

If you wish to submit a proposal to be presented at the 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of the Company at the principal executive offices at 1211 Avenue of the Americas, New York, NY 10036 no later than May 15, 2007 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2007 proxy statement and proxy.

In order for proposals of stockholders made outside the processes of Rule 14a-8 under the Exchange Act to be considered “timely” for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its principal executive offices not later than July 29, 2007. Additionally, stockholder proposals made outside the processes of Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive offices, in accordance with the requirements of the Amended and Restated By-Law between June 29, 2007 and July 29, 2007; provided, however, that in the event that the 2007 Annual Meeting is called for a date that is not within 30 days before or after the date of the 2006 Annual Meeting, notice by stockholders in order to be timely must be received not later than the close of business on the alter of the 90th day prior to the date of the 2007 Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of the 2007 Annual meeting is made. Stockholders are advised to review the Company’s Amended and Restated By-Laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

At the time of the preparation of this proxy statement, the Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates in accordance with their best judgment as determined in their sole discretion.

By Order of the Board of Directors

Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

New York, NY

September 7, 2006

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

APPENDIX A

NEWS CORPORATION

and

COMPUTERSHARE INVESTOR SERVICES, LLC,

as Rights Agent

Amended and Restated Rights Agreement

Dated as of August 4, 2006

A-1

i

EXHIBITS

Exhibit A —	Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock

Exhibit B —	Form of Rights Certificates

Exhibit C —	Form of Summary of Rights to Purchase Series A Junior Participating Preferred Stock

ii

AMENDED AND RESTATED RIGHTS AGREEMENT

AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of August 4, 2006 (the “Agreement”), between News Corporation, a Delaware corporation (the “Company”), and Computershare Investor Services, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Rights Agent”).

W I T N E S E T H

WHEREAS, on November 8, 2004 (the “Rights Dividend Declaration Date”), pursuant to a Rights Agreement duly approved and adopted by the Board of Directors of the Company (the “Board”), (such Rights Agreement, as amended on November 23, 2004 and August 16, 2005, the “Original Rights Agreement”) the Board authorized and declared a dividend distribution of one right (a “Class A Right”) for each share of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock” or “Nonvoting Common Stock”) and one right (a “Class B Right” and, together with the Class A Rights, the “Rights”) for each share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock” or “Voting Common Stock” and, together with the Class A Common Stock, the “Common Stock”) outstanding (it being understood that shares held by direct or indirect wholly owned Subsidiaries of the Company or TNCL (as defined herein) were not be considered as outstanding) at the close of business on November 18, 2004 (the “Record Date”), with the payment of such dividend being conditioned on the consummation of the Reincorporation (which Reincorporation was consummated on November 12, 2004), and authorized the issuance of one Class A Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Class A Common Stock and one Class B Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Class B Common Stock issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the Distribution Date (as hereinafter defined), each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company (the “Preferred Stock”) having the rights, powers and preferences set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Board has determined that it is desirable and in the best interests of the Company and its stockholders to amend and restate the Original Rights Agreement by approving and adopting this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of fifteen percent (15%) or more of the Voting Capital Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iv) any Exempt Person or (v) any Person who becomes the Beneficial Owner of fifteen percent (15%) or more of the Voting Capital Stock then outstanding as a result of a reduction in the number of shares of Capital Stock outstanding due to the repurchase of shares of Capital Stock by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of fifteen percent (15%) or more of the then outstanding Voting Capital Stock, acquires beneficial ownership of additional shares of Capital Stock representing one percent (1%) or more of the Voting Capital Stock then outstanding.

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(d) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such Person)) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise, and including any securities of The News Corporation Limited to be exchanged for securities of the Company in the Reincorporation and any securities of the Company represented by a “when-issued” trading thereof; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as hereinafter defined), or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date (as hereinafter defined) or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (d)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (d) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty days.

(e) “Board” shall have the meaning set forth in the preamble of this Agreement.

(f) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g) “Capital Stock” shall mean, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or nonvoting) of the Company and any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock, whether now outstanding or issued after the date of this Agreement.

(h) “Class A Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(i) “Class A Rights” shall have the meaning set forth in the preamble of this Agreement.

(j) “Class B Common Stock” shall have the meaning set forth in the preamble of this Agreement.

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(k) “Class B Rights” shall have the meaning set forth in the preamble of this Agreement.

(l) “Close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(m) “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company at the date hereof or any other stock resulting from successive changes or reclassifications of the common stock, and includes both the Class A Common Stock and the Class B Common Stock, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person

(n) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(o) “Current Market Price” shall have the meaning determined in accordance with Section 11(d)(i) hereof.

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(r) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(t) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(u) “Exempt Person” shall mean each of the following: (i) the Company and any of its Subsidiaries or controlled Affiliates, (ii) each of K. Rupert Murdoch and any executor, administrator, guardian, conservator or similar legal representative thereof, any member of the immediate family of K. Rupert Murdoch, Cruden Investments Pty. Limited, an Australia company, and any successor (by merger, consolidation, transfer of assets or otherwise) to all or substantially all of its business and assets and any settlement and trusts, and any entities which are controlled by settlements and trusts, set up for the benefit of K. Rupert Murdoch or members of his family (either exclusively or among others) and (iii) Liberty Media Corporation, a Delaware corporation, and its Affiliates, but, with respect to clauses (ii) and (iii) of this paragraph, each such Exempt Person shall be considered an Exempt Person only to the extent that the shares of Voting Capital Stock Beneficially Owned by each such Exempt Person do not exceed the number of shares (A) which both (1) are Beneficially Owned by such Exempt Person on the Rights Dividend Declaration Date and (2) have been publicly disclosed as being Beneficially Owned by such Exempt Person (in a filing with the U.S. Securities and Exchange Commission or the Australian Securities and Investments Commission or in a press release of such Exempt Person) on or prior to the Rights Dividend Declaration Date, plus (B) any additional shares of Capital Stock representing not more than one percent (1%) of the Voting Capital Stock then outstanding.

(v) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(w) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(x) “Nonvoting Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(y) “Person” shall mean any individual, firm, corporation, partnership or other entity.

(z) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(aa) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(bb) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

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(cc) “Record Date” shall have the meaning set forth in the preamble of this Agreement.

(dd) “Reincorporation” shall mean the transactions resulting in TNCL becoming an indirect subsidiary of the Company and in which the existing holders of TNCL capital stock have their shares cancelled and exchanged for shares of the Company, which Reincorporation is expected to be consummated on or about November 12, 2004.

(ee) “Rights” shall have the meaning set forth in the preamble of this Agreement.

(ff) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(gg) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(hh) “Rights Dividend Declaration Date” shall have the meaning set forth in the preamble of this Agreement.

(ii) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(jj) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(kk) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ll) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(mm) “Subsidiary” shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(nn) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(oo) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(pp) “TNCL” shall mean The News Corporation Limited, an Australian corporation.

(qq) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(rr) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(ss) “Voting Capital Stock” shall mean the Capital Stock of any class or kind ordinarily having the power to vote for the election of directors or other members of the governing body of the Company, including the Voting Common Stock.

(tt) “Voting Common Stock” shall have the meaning set forth in the preamble of this Agreement.

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the

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Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Class A Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Class A Common Stock registered in the names of the holders of the Class A Common Stock (which certificates for Class A Common Stock shall be deemed also to be certificates for Class A Rights) and the Class B Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Class B Common Stock registered in the names of the holders of the Class B Common Stock (which certificates for Class B Common Stock shall be deemed also to be certificates for Class B Rights), and, in each such case, not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”) to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury or transferred to third parties by wholly owned Subsidiaries of the Company) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement between News Corporation (the “Company”) and Computershare Investor Services, LLC (the “Rights Agent”), dated as of August 4, 2006, as it may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the office of the Rights Agent designated for such purpose. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain

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circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage (but which shall not, in any case, affect the rights or duties of the Rights Agent). Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and

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delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep, or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request and shall have paid a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase

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Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, and an amount equal to any tax or charge required to be paid under Section 9(e), at or prior to the earliest of (i) 5:00 P.M., New York City time, on October 20, 2008, unless the Board shall have determined, in its sole and absolute judgment, to extend such date to October 20, 2009, (ii) the eleventh (11th) Business Day following the date, if any, upon which the Company stockholders shall have, at a meeting duly called and not subsequently postponed or adjourned, considered and failed to approve this Agreement (an “Adverse Stockholder Determination”), if, and only if, the Company shall have failed to provide written notice to the Rights Agent of its intention to treat such Adverse Stockholder Determination as advisory within 10 Business Days of such Adverse Stockholder Determination (the date referred to in clause (i) or (ii), the “Final Expiration Date”), or (iii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof (the earliest of (i), (ii) and (iii) being referred to herein as the “Expiration Date”).

(b) The Purchase Price for each one one thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $80, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid under Section 9(e), the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or

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Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates of such Beneficial Owner as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a

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registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights

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Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) In the event any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the later of the occurrence of such event and the Record Date, proper provision shall be made so that (A) each holder of a Class A Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Class A Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each such Class A Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Class A Common Stock on the date of such first occurrence (such number of shares, the “Class A Adjustment Shares”) and (B) each holder of a Class B Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Class B Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each such Class B Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Class B Common Stock on the date of such first occurrence (such number of shares, the “Class B Adjustment Shares” and, together with the Class A Adjustment Shares, the “Adjustment Shares”). The Company shall give the Rights Agent written notice of the identity of

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any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out is duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, unless and until it shall have received such notice.

(iii) In the event that the number of treasury shares and shares of Common Stock which is authorized by the Company’s Amended and Restated Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Class A Right or Class B Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock or Class B Common Stock, as the case may be, (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 11(a)(iii) and give the Rights Agent a copy of such announcement. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Class A Common Stock or Class B Common Stock, as the case may be, on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Class A Common Stock or Class B Common Stock, as the case may be, on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five

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(45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation), cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) The Current Market Price per share of Class A Common Stock or Class B Common Stock, as the case may be, on any date shall be deemed to be (1) for the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date (calculated according to class), and (2) for purposes of computations made pursuant to Section 11(a)(iii) hereof, the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date (calculated according to class); provided, further, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading

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Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over the counter market, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock or Class B Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Class B Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Class B Common Stock. If neither the Class B Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten thousandth of a share of Common Stock or other share or one millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

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(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandth of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of

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one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common

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Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof and other than in connection with the Reincorporation), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof and other than in connection with the Reincorporation) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof and other than in connection with the Reincorporation), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

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(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or

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if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over the counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one- thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one- thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives its right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

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(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and to reimburse the Rights Agent for all reasonable expenses, counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, judgment, fine, penalty, claim, demand, settlement, damage, cost, liability or expense, including, without limitation the reasonable fees and expenses of counsel, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent pursuant to this Agreement or in connection with the acceptance, administration, exercise and performance of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Any liability of the Rights Agent under this Agreement will be limited to the amount of fees paid by the Company to the Rights Agent. The indemnity provided for herein shall survive the termination of this Agreement, the exercise or expiration of the Rights, and the resignation or removal of the Rights Agent.

(b) The Rights Agent shall be fully protected and authorized and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

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Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted by it in good faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for in respect of any action taken, suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and other Person only for its own gross negligence, bad faith or willful misconduct. In no case, however, will the Rights Agent be liable for special, indirect, punitive, incidental or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such damages.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of

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the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights or any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of the certificate described in Section 12, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officers.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and any such stockholder, director, officer or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent

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terminates, the Rights Agent will be deemed to resign automatically on the effective date of such termination; and any required notice will be sent by the Company. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company) or after any deemed resignation of the Rights Agent, as applicable, then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which at the time of its appointment as Rights Agent has, or with its parent has, a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth Business Day following the Record Date), or (ii) the Final Expiration Date, (x) redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (rounded up to the nearest whole $0.01 in the case of any holder whose holdings are not in a multiple of ten), as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being

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hereinafter referred to as the “Redemption Price”) or (y) amend this Agreement to change the Final Expiration Date to another date, including without limitation an earlier date; provided, however that such Final Expiration Date shall in no event be later than October 20, 2009. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price, as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable (i) Class A Rights (which shall not include Class A Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Class A Common Stock at an exchange ratio of one share of Class A Common Stock per Class A Right and (ii) Class B Rights (which shall not include Class B Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Class B Common Stock at an exchange ratio of one share of Class B Common Stock per Class B Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Voting Capital Stock then outstanding.

(b) Immediately upon the action of the Board ordering the exchange of any Class A Rights or Class B Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such (i) Class A Rights shall terminate and the only right thereafter of a holder of such Class A Rights shall be to receive that number of shares of Class A Common Stock equal to the number of such Class A Rights held by such holder multiplied by the Exchange Ratio and (ii) Class B Rights shall terminate and the only right thereafter of a holder of Class B Rights shall be to receive that number of shares of Class B Common Stock equal to the number of such Class B Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Class A Common Stock for Class A Rights and Class B Common Stock for Class B Rights will be effected and, in the event of any partial exchange, the number of Class A Rights and Class B Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Class A Rights or Class B Rights (other than Class A Rights or Class B Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Class A Rights or Class B Rights.

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(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock, as such term is defined in paragraph (b) of Section 11 hereof) for Class A Common Stock exchangeable for Class A Rights or Class B Common Stock exchangeable for Class B Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Class A Common Stock or Class B Common Stock, as the case may be, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(d) In the event that there shall not be sufficient shares of Class A Common Stock or Class B Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Class A Rights or Class B Rights, as the case may be, as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Class A Common Stock or Class B Common Stock for issuance upon exchange of the Class A Rights or Class B Rights, as the case may be.

(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, and to the Rights Agent in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the

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preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

News Corporation

1211 Avenue of the Americas

New York, NY 10036

Attention: General Counsel

Fax: (212) 852-7896

Phone: (212) 852-7000

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Computershare Investor Services, LLC

#2 North LaSalle Street

Chicago, IL 60602

Attn: Blanche Hurt, General Counsel

Fax: (312) 601-4340

Phone: (312) 588 4247

with copies to:

Georgeson Shareholder Communications

17 State Street

26th Floor

New York, NY 10004

Attn: Paul Conn

Fax: (212) 806-6898

Phone: (212) 805 7154

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the

26

holders of Rights shall be deemed coincident with the interests of the holders of Common Stock. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the preceding sentence) at a time when the Rights are not redeemable.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d- 3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board, or any of the directors on the Board to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held to by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Amended and Restated Certificate of Incorporation, as amended, and By-laws.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Book-Entry. Reference in this Agreement to certificates for shares of Common Stock shall include, in the case of uncertificated shares, the balances indicated in the book-entry account system of the transfer agent for the Common Stock, and any uncertificated share of Common Stock shall also represent the associated Right. Any legend required to be placed on any certificate for shares of Common Stock may instead be included on any book-entry confirmation or notification to the holder of such shares of Common Stock.

Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

Attest:		NEWS CORPORATION

By:	/s/ Janet Nova	By:	/s/ Lawrence A. Jacobs
	Name: Janet Nova Title: Senior Vice President and Deputy General Counsel		Name: Lawrence A. Jacobs Title: Senior Executive Vice President and Group General Counsel

Attest:		COMPUTERSHARE INVESTOR SERVICES, LLC, as Rights Agent

By:	/s/ John F. Keegan	By:	/s/ Kevin Laurita
	Name: John F. Keegan Title: Director		Name: Kevin Laurita Title: Managing Director

29

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATION, PREFERENCES AND

RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

NEWS CORPORATION

Pursuant to Section 151 of the General Corporation Law

of the State of Delaware

We, the undersigned, [            ], [TITLE], and [            ], [TITLE], of News Corporation, a Delaware corporation (hereinafter called the “Corporation”), pursuant to the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, do hereby make this Certificate of Designation and do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

RESOLVED, that, pursuant to Section 1(a) of the Amended and Restated Certificate of Incorporation (which authorizes 100,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”) of which none have already been designated), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock;

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Amended and Restated Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 9,000,000.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.10 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Class B Common Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after November 8, 2004 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.10 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share by share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the certificate of incorporation or by laws irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1000 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, the Amended and Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

Section 12. Certain Definitions. As used herein with respect to the Series A Junior Participating Preferred Stock, the following terms shall have the following meanings:

(A) The term “Class A Common Stock” means the class of common stock designated as the Class A common stock, par value $0.01 per share, of the Corporation at the date hereof or any other class of stock resulting from successive changes or reclassification of the common stock.

(B) The term “Class B Common Stock” means the class of common stock designated as the Class B common stock, par value $0.01 per share, of the Corporation at the date hereof or any other class of stock resulting from successive changes or reclassification of the common stock.

(C) The term “Common Stock” means the common stock, par value $0.01 per share, of the Corporation at the date hereof or any other stock resulting from successive changes or reclassifications of the common stock, and includes both the Class A Common Stock and the Class B Common Stock.

IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 8th day of November, 2004.

[NAME]

Attest:

[NAME]

Exhibit B

[Form of Rights Certificate]

Certificate No. R	Rights

NOT EXERCISABLE AFTER OCTOBER 20, 2008, UNLESS EXTENDED PRIOR THERETO BY THE BOARD OF DIRECTORS OF THE COMPANY, OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

Class [A][B] Rights Certificate

NEWS CORPORATION

This certifies that                     , or registered assigns, is the registered owner of the number of Class [A][B]2 Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of August 4, 2006 (the “Rights Agreement”), between News Corporation, a Delaware corporation (the “Company”), and Computershare Investor Services, LLC, a Delaware limited liability company (the “Rights Agent”), to purchase from the Company at any time prior to the earlier of (i) 5:00 P.M., New York City time, on October 20, 2008, unless the Board shall have determined, in its sole and absolute judgment, to extend such date to October 20, 2009, (ii) the eleventh (11th) Business Day following the date, if any, upon which the Company stockholders shall have, at a meeting duly called and not subsequently postponed or adjourned, considered and failed to approve this Agreement (an “Adverse Stockholder Determination”), if, and only if, the Company shall have failed to provide written notice to the Rights Agent of its intention to treat such Adverse Stockholder Determination as advisory within 10 Business Days of such Adverse Stockholder Determination (the date referred to in clause (i) or (ii), the “Final Expiration Date”), or (iii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof (the earliest of (i), (ii) and (iii) being referred to herein as the “Expiration Date”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $80 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of November 18, 2004, based on the Preferred Stock as constituted at such date. The Company reserves

[1]	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.
[2]	Wherever the designation [A][B] is used, the form A should be inserted for Class A Right and the form B should be inserted for Class B Rights.

the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class [A][B] Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Class [A][B] Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                  ,

Attest:	NEWS CORPORATION

By	By
Secretary		Title:

Countersigned:

COMPUTERSHARE INVESTOR SERVICES, LLC, as Rights Agent

By
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                   Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated:                  ,

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:	,
Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights

represented by the Rights Certificate.)

To: NEWS CORPORATION.:

The undersigned hereby irrevocably elects to exercise                      Class [A][B] Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:                  ,

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:	,
Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK

On November 8, 2004, the Board of Directors of News Corporation (the “Company”) authorized and declared a dividend distribution of one right (a “Class A Right”) for each outstanding share of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock” or “Nonvoting Common Stock”) and one right (a “Class B Right” and, together with the Class A Rights, the “Rights”) for each outstanding share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock” or “Voting Common Stock” and, together with the Class A Common Stock, the “Common Stock”) to stockholders of record at the close of business on November 18, 2004 (the “Record Date”), with the payment of such dividend being conditioned on the consummation of the transactions resulting in the News Corporation Limited becoming an indirect subsidiary of the Company (the “Reincorporation”)(which Reincorporation was consummated on November 12, 2004). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) at a Purchase Price of $80 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of August 4, 2006, between the Company and Computershare Investor Services, LLC, a Delaware limited liability company, as Rights Agent.

Initially, the Class A Rights will be attached to all shares of Class A Common Stock then outstanding and the Class B Rights will be attached to all shares of Class B Common Stock then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding shares of Class B Common Stock and/or other class then entitled to vote for the election of directors (the “Stock Acquisition Date”), other than as a result of repurchases of stock by the Company or purchases by certain Exempt Persons or (ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. An “Exempt Person” means any of the following: (i) the Company and any of its Subsidiaries or controlled Affiliates, (ii) each of K. Rupert Murdoch and any executor, administrator, guardian, conservator or similar legal representative thereof, any member of the immediate family of K. Rupert Murdoch, Cruden Investments Pty. Limited, an Australia company, and any successor (by merger, consolidation, transfer of assets or otherwise) to all or substantially all of its business and assets and any settlement and trusts, and any entities which are controlled by settlements and trusts, set up for the benefit of K. Rupert Murdoch or members of his family (either exclusively or among others) and (iii) Liberty Media Corporation, a Delaware corporation, and its Affiliates, but, with respect to clauses (ii) and (iii) of this paragraph, each such Exempt Person shall be considered an Exempt Person only to the extent that the shares of Voting Capital Stock Beneficially Owned by each such Exempt Person do not exceed the number of shares (A) which both (1) are Beneficially Owned by such Exempt Person on the Rights Dividend Declaration Date and (2) have been publicly disclosed as being Beneficially Owned by such Exempt Person (in a filing with the U.S. Securities and Exchange Commission or the Australian Securities and Investments Commission or in a press release of such Exempt Person) on or prior to the Rights Dividend Declaration Date, plus (B) any additional shares of Capital Stock representing not more than one percent (1%) of the Voting Capital Stock then outstanding.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the

Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

The Rights are not exercisable until the Distribution Date and will expire upon the earlier of (i) 5:00 P.M., New York City time, on October 20, 2008, unless the Board shall have determined, in its sole and absolute judgment, to extend such date to October 20, 2009, (ii) the eleventh (11th) Business Day following the date, if any, upon which the Company stockholders shall have, at a meeting duly called and not subsequently postponed or adjourned, considered and failed to approve this Agreement (an “Adverse Stockholder Determination”), if, and only if, the Company shall have failed to provide written notice to the Rights Agent of its intention to treat such Adverse Stockholder Determination as advisory within 10 Business Days of such Adverse Stockholder Determination (the date referred to in clause (i) or (ii), the “Final Expiration Date”), or (iii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof (the earliest of (i), (ii) and (iii) being referred to herein as the “Expiration Date”), unless the Rights Agreement is earlier terminated or the Rights are earlier redeemed or exchanged by the Company as described below.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, (i) Class A Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Class A Right or (ii) Class B Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Class B Right. Notwithstanding any of the foregoing, following the occurrence of the event described in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $80 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following the event described in the preceding paragraph would entitle its holder to purchase $160 worth of Common Stock (or other consideration, as noted above) for $80. Assuming that the Common Stock had a per share value of $20 at such time, the holder of each valid Right would be entitled to purchase 8 shares of Common Stock for $80.

In the event that, at any time following the Stock Acquisition Date, other than in connection with the Reincorporation, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Voting Capital Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, for Common Stock or Preferred Stock at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors) or amend the Rights Agreement to change the Final Expiration Date to another date, including without limitation an earlier date. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

A copy of the Rights Agreement has been or will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report of the Company on Form 8-K. A copy of the Rights Agreement is available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

FORM OF PROXY

IMPORTANT NOTICE TO STOCKHOLDERS

of News Corporation

The Annual Meeting of Stockholders will be held at the

Asia Society and Museum, 725 Park Avenue, New York, New York 10021

on October 20, 2006

10:00 a.m. (Eastern Standard Time)

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF NEWS CORPORATION FOR ANNUAL MEETING, OCTOBER 20, 2006

The undersigned, a stockholder of News Corporation, a Delaware corporation (the “Company”), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying proxy statement, a copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2005, and revoking any proxy previously given, hereby constitutes and appoints Messrs. K. Rupert Murdoch, David F. DeVoe and Lawrence A. Jacobs and each of them his or her true and lawful agents and proxies with full power of substitution in each to vote the shares of Class B common stock of the Company standing in the name of undersigned at the Annual Meeting of Stockholders of the Company to be held on October 20, 2006 at 10:00 a.m. (Eastern Standard Time) at the Asia Society and Museum, 725 Park Avenue, New York, New York, 10021.

(continued and to be signed on the other side)

FORM OF PROXY

ò Please Detach and Mail in the Envelope Provided ò

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2,

“FOR” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

Election of the nominees listed below each to a three-year term (or until the Company’s annual meeting of stockholders in 2009 if the above proposal is approved).

☐	FOR ALL NOMINEES		NOMINEES:

		o	José María Aznar

		o	Lachlan K. Murdoch
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o	Thomas J. Perkins

		o	Arthur M. Siskind
☐	FOR ALL EXCEPT (See instructions below)	o	John L. Thornton

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Approval of Amended and Restated Rights Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Stockholder proposal on the annual election of directors.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3 and “AGAINST” PROPOSAL 4. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSONS AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

Signature of Stockholder _________________________ Dated _____________________________, 2006

Signature of Stockholder _________________________ Dated _____________________________, 2006

NOTE: This Proxy must be signed exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.